[C-BASS LOGO]
                          CREDIT-BASED ASSET SERVICING
                             AND SECURITIZATION LLC

                       [BANK OF AMERICA SECURITIES LOGO]
                           RMBS New Issue Term Sheet

--------------------------------------------------------------------------------

RMBS New Issue Term Sheet

$354,920,000 Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2003-CB4
Classes AF-1, AV-1, AV-2, A-IO, M-1, M-2, B-1 & B-2

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer



August 19, 2003

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2003-CB4                                     CREDIT BASED ASSET SERVICING
                                                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

        C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB4

--------------------------------------------------------------------------------
                                Certificates(1)
--------------------------------------------------------------------------------

                               Expected                  Class/         Expected
                   Loan       Approximate   Interest    Principal       WAL (yrs)
Class              Group         Size(2)     Type         Type          (Call/Mat)
-----------------------------------------------------------------------------------
AF-1(4)(5)                 I   72,600,000    Fixed       Sen / PT
AV-1(4)(5)                II   60,000,000   Floating     Sen / PT       2.11 / 2.23
AV-2(4)(5)(7)            III  162,700,000   Floating     Sen / PT
A-IO(3)         I, II, & III     Notional    Fixed       Sen / IO            -
M-1(4)(5)       I, II, & III   22,930,000   Floating    Mez / Seq       4.83 / 5.32
M-2(4)(5)       I, II, & III   20,180,000   Floating    Mez / Seq       4.72 / 5.16
B-1(4)(5)       I, II, & III   10,820,000   Floating    Sub / Seq       4.67 / 5.02
B-2(4)(5)(7)    I, II, & III    5,690,000   Floating    Sub / Seq

                Expected Principal       Final Scheduled           Expected Ratings
                    Window (mos)         Distribution Date      ----------------------
Class                (Call/Mat)           (Call/Mat)(6)         S&P    Moody's   Fitch
--------------------------------------------------------------------------------------
AF-1(4)(5)       Not Offered Hereby                             AAA      Aaa      AAA
AV-1(4)(5)          1-83 / 1-151         Jul-10 / Mar-16        AAA      Aaa      AAA
AV-2(4)(5)(7)    Not Offered Hereby                             AAA      Aaa      AAA
A-IO(3)                   -                     -               AAA      Aaa      AAA
M-1(4)(5)          42-83 / 42-156        Jul-10 / Aug-16        AA       Aa2      AA
M-2(4)(5)          39-83 / 39-142        Jul-10 / Jun-15         A       A2        A
B-1(4)(5)          38-83 / 38-123        Jul-10 / Nov-13        BBB     Baa1      BBB
B-2(4)(5)(7)     Not Offered Hereby                             BBB-    Baa2      BBB-

-------------------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, Class AV-2, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will settle flat. The Class AF-1and Class A-IO Certificates will settle with accrued interest, beginning on August 1, 2003.
(2) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
(3) The Class A-IO Certificates, which is a thirty-month interest only class, will be composed of the Group I A-IO Component, the Group II A-IO Component and the Group III A-IO Component. The Class A-IO Certificates will accrue interest at a fixed rate of 2.25% per annum on the notional amount of each Component.
(4) For the Senior Certificates, the certificate coupon on the Class AF-1 Certificates will increase by 1.00% on the first Distribution Date after the Optional Termination Date and the certificate margins on the Class AV-1 and Class AV-2 Certificates will equal 2 times their respective original applicable margins on the first Distribution Date after the Optional Termination Date. Likewise, for the Mezzanine and Subordinate Certificates, the certificate margins on the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will equal 1.5 times their original certificate margins on the first Distribution Date after the Optional Termination Date.
(5) The Offered Certificates (other than the Class A-IO Certificates) will be subject to the applicable Rate Cap as described herein.
(6) The Final Scheduled Distribution Date is calculated based on the Pricing Speed.
(7) The AV-2 and Class B-2 Certificates will be offered pursuant to the prospectus, however they will be excluded from this term sheet.



--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------

Loan Group I           The Pricing Speed for the Mortgage Loans is 24% CPR.

Loan Group II & III    The Pricing Speed for the fixed rate Mortgage Loans is 24% CPR
                       The Pricing Speed for the adjustable rate Mortgage Loans is 30% CPR.



--------------------------------------------------------------------------------
                          Class A-10 Notional Schedule
--------------------------------------------------------------------------------

The Class A-IO Certificates will be composed of three Components. The notional amount of each Component will equal the lesser of (i) the aggregate principal balance of the mortgage loans in the related loan group before the application of any principal payments on the related due date and (ii) the amount stated in the related schedule below. The pass-through rate for each component will be 2.25% per annum for the first 30 periods and 0.00% thereafter.

                        Group I A-IO       Group II A-IO    Group III A-IO    Aggregate Class
-----------------------------------------------------------------------------------------------
                          Component         Component         Component       A-IO Notional
 Distribution Date     Notional Amount   Notional Amount    Notional Amount       Amount
-----------------------------------------------------------------------------------------------
  September 2003          52,000,000        20,000,000        81,000,000       153,000,000
   October 2003           49,000,000        18,000,000        76,000,000       143,000,000
   November 2003          46,000,000        17,000,000        71,000,000       134,000,000
   December 2003          43,000,000        16,000,000        66,000,000       125,000,000
   January 2004           40,000,000        15,000,000        62,000,000       117,000,000
   February 2004          37,000,000        14,000,000        58,000,000       109,000,000
    March 2004            35,000,000        13,000,000        54,000,000       102,000,000
    April 2004            32,000,000        12,000,000        51,000,000        95,000,000
     May 2004             30,000,000        11,000,000        47,000,000        88,000,000
     June 2004            28,000,000        11,000,000        44,000,000        83,000,000
     July 2004            26,000,000        10,000,000        41,000,000        77,000,000
    August 2004           25,000,000         9,000,000        39,000,000        73,000,000
  September 2004          23,000,000         9,000,000        36,000,000        68,000,000
   October 2004           21,000,000         8,000,000        34,000,000        63,000,000
   November 2004          20,000,000         8,000,000        32,000,000        60,000,000
   December 2004          19,000,000         7,000,000        30,000,000        56,000,000
   January 2005           17,000,000         7,000,000        28,000,000        52,000,000
   February 2005          16,000,000         6,000,000        26,000,000        48,000,000
    March 2005            15,000,000         6,000,000        24,000,000        45,000,000
    April 2005            14,000,000         5,000,000        23,000,000        42,000,000
     May 2005             13,000,000         5,000,000        21,000,000        39,000,000
     June 2005            12,000,000         5,000,000        19,000,000        36,000,000
     July 2005            11,000,000         4,000,000        17,000,000        32,000,000
    August 2005           11,000,000         4,000,000        16,000,000        31,000,000
  September 2005          10,000,000         4,000,000        15,000,000        29,000,000
   October 2005            9,000,000         4,000,000        14,000,000        27,000,000
   November 2005           9,000,000         3,000,000        13,000,000        25,000,000
   December 2005           8,000,000         3,000,000        12,000,000        23,000,000
   January 2006            7,000,000         3,000,000        12,000,000        22,000,000
   February 2006           7,000,000         3,000,000        11,000,000        21,000,000



--------------------------------------------------------------------------------
                           Summary of Important Dates
--------------------------------------------------------------------------------

Deal Information                          Collateral Information
Expected Pricing         08/22/2003       Cut-off Date               08/01/2003
Expected Settlement      08/27/2003       Next Payment               09/01/2003
First Distribution       09/25/2003
Expected Stepdown        09/25/2006

Bond Information

                                                                                                    Expected
                                                                                                  Final Scheduled        REMIC
                                   Initial Accrual                                               Distribution Date      Maturity
Class              Dated Date            Days           Accrual Method         Delay Days           (Call/Mat) *         Date **
--------------------------------------------------------------------------------------------------------------------------------
AF-1                                                                      Not Offered Hereby
AV-1               8/27/2033              0                 Act/360                  0           Jul-10 / Mar-16       8/25/2033
AV-2                                                                      Not Offered Hereby
A-IO                8/1/2033              26                 30/360                  24                 -              8/25/2033
M-1                8/27/2033              0                 Act/360                  0           Jul-10 / Aug-16       8/25/2033
M-2                8/27/2033              0                 Act/360                  0           Jul-10 / Jun-15       8/25/2033
B-1                8/27/2033              0                 Act/360                  0           Jul-10 / Nov-13       8/25/2033
B-2                                                                       Not Offered Hereby

--------------------------------------------------------------------------------
* The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.
** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.



--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------

Mortgage Trading/Syndicate
--------------------------
                                       Tel:  (704) 388-1597
                                       Fax: (704) 335-5904
Chris Hentemann                        chris.c.hentemann@bankofamerica.com
Rob Karr                               robert.h.karr@bankofamerica.com
Pat Beranek                            patrick.beranek@bankofamerica.com
Jeff Willoughby                        jeff.t.willoughby@bankofamerica.com
Global ABS Group                       Fax:  (704) 388-9668
----------------
Daniel Goodwin         (704) 388-1153  daniel.b.goodwin@bankofamerica.com
Juanita Deane-Warner   (704) 683-5445  juanita.l.deane-warner@bankofamerica.com
Vikas Garg             (704) 388-3681  vikas.garg@bankofamerica.com
Niki Hogue             (704) 387-1853  nikole.hogue@bankofamerica.com
Jorge Panduro          (704) 386-0902  jorge.a.panduro@bankofamerica.com
Rating Agencies
---------------
George Arau - Moody's  (212) 553-1426  george.arau @moodys.com
Grant Bailey - Fitch   (212) 908-0840  grant.bailey@fitchratings.com
Scott Mason - S&P      (212) 438-2539  scott_mason@sandp.com
438-2539

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:          C-BASS Mortgage Loan Asset-Backed Certificates,
                              Series 2003-CB4

Offered Certificates:         The Class AF-1 Certificates the Class AV-1
                              Certificates, the Class AV-2 Certificates and the
                              Class A-IO Certificates; the Class M-1 and Class
                              M-2 Certificates (the "Mezzanine Certificates") and the Class B-1 and Class B-2 Certificates (the
                              "Subordinate Certificates" ).

Senior Certificates:          The Class AF-1 Certificates and the Class AV-1
                              Certificates, the Class AV-2 Certificates and the
                              Class A-IO Certificates (collectively, the "Senior
                              Certificates") are referred to herein as the Class
                              A Certificates.

Mezzanine Certificates:       The Class M-1 and the Class M-2 Certificates

Subordinate Certificates:     The Class B-1 and the Class B-2 Certificates

Fixed Rate Certificates:      The Class AF-1 the Class A-IO Certificates

Floating Rate Certificates    The Class AV-1 and the Class AV-2 Certificates
                              (the "Senior Floating Rate Certificates"), the
                              Mezzanine Certificates and the Subordinate
                              Certificates.

Servicer:                     Litton Loan Servicing LP, a subsidiary of the
                              Seller.

Seller:                       Credit-Based Asset Servicing and Securitization
                              LLC ("C-BASS")

Depositor:                    Asset Backed Funding Corporation

Trustee:                      JPMorgan Chase Bank

Custodian:                    The Bank of New York

Rating Agencies:              Standard & Poor's ("S&P"), Moody's Investors
                              Service ("Moody's") and Fitch Ratings ("Fitch")

Lead Underwriter:             Banc of America Securities LLC

Co-Manager:                   Residential Funding Securities Corporation

Settlement Date:              On or about August [27], 2003.

Distribution Dates:           25th of each month, or if such day is not a
                              business day, the next succeeding business day, beginning on September 25, 2003.

Cut-off Date:                 The close of business on August 1, 2003.

Payment Delay:                With respect to the Class AV-1, Class AV-2, Class
                              M-1, Class M-2, Class B-1 and Class B-2
                              Certificates, 0 days.

                              With respect to the Class AF-1and Class A-IO
                              Certificates, 24 days.

Day Count:                    With respect to the Class AV-1, Class AV-2, Class
                              M-1, Class M-2, Class B-1 and Class B-2
                              Certificates, Actual/360.

                              With respect to the Class AF-1 and Class A-IO Certificates, 30/360.

Servicing Fee:                0.50% per annum.

Trustee Fee:                  0.0065% per annum.

Optional Termination Date:    The Distribution Date on which the aggregate
                              principal balance of the Mortgage Loans declines to 10% or less of the aggregate Cut-off Date principal balance of the Mortgage Loans.

Denomination:                 $25,000 and multiples of $1 in excess thereof.

ERISA Eligibility:            The Senior Certificates may be ERISA eligible.

SMMEA Eligibility:            The Offered Certificates will not be SMMEA
                              eligible.

Tax Status:                   The Offered Certificates will be designated as
                              regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

Monthly Servicer Advances:    Actuarial Loans

                              The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related collection period that are not received by related determination date until such loan becomes REO, in which case the Servicer will advance interest only or until it deems such advance to be non-recoverable. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act").

                              Simple Interest Loans

                              The Servicer is not required to advance principal or interest with respect to any Simple Interest Mortgage Loan.

Mortgage Loans:               The Mortgage Loans consist of fixed and adjustable
                              rate, conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties. The collateral information presented in this term sheet regarding the Mortgage Pool is as of August
                              1, 2003. The Mortgage Pool consists of performing
                              Mortgage Loans. Please see "Collateral
                              Description" for additional information. The
                              Mortgage Pool will be divided into two groups:

                              o     Group I Mortgage Loans will consist of
                                    approximately 868 conforming and
                                    non-conforming adjustable fixed rate
                                    Mortgage Loans with an aggregate principal balance of approximately $90,133,629.

                              o Group II Mortgage Loans will consist of approximately 473 conforming and non-conforming adjustable rate and fixed rate Mortgage Loans with an aggregate principal balance of approximately $74,533,909.

                              o Group III Mortgage Loans will consist of approximately 1,747 conforming adjustable rate and fixed rate Mortgage Loans with an aggregate principal balance of approximately $202,858,347.

Realized  Losses:             Losses resulting from the liquidation of defaulted
                              mortgage loans will first reduce the level of excess interest and overcollateralization, if any, for the offered certificates (other than the Class
                              A-IO Certificates). If there is no excess interest or overcollateralization, such losses will be allocated to the Class B-2, the Class B-1, the Class M-2 and then the Class M-1 Certificates.
                              Realized Losses will not be allocated to the Senior Certificates

Special Hazard Losses:        Special Hazard Losses are generally Realized
                              Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special
                              Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan as of the date of determination and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California as of the date of determination, such excess losses will be allocated among all the outstanding classes of Mezzanine and Subordinate
                              Certificates, pro rata, based on their respective
                              Certificate Principal Balances.

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:           Credit enhancement for the structure is provided
                              by Excess Interest, Overcollateralization, cross-collateralization and subordination.

                              Certificate Credit Enhancement

                              (1) The Class A Certificates are enhanced by Excess Interest, approximately (16.25)% in subordinate certificates, and the Overcollateralization Amount.

                              (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately (10.00)% in subordinate certificates, and the Overcollateralization Amount.

                              (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately (4.50)% in subordinate certificates and the Overcollateralization Amount.

                              (4) The Class B-1 Certificates are enhanced by Excess Interest, approximately [1.55%] in subordinate certificates and the Overcollateralization Amount.

                              (5) The Class B-2 Certificates are enhanced by Excess Interest and the
                                    Overcollateralization Amount.

Expected Target               Prior to the Stepdown Date, (3.25)% of the
Overcollateralization         aggregate initial principal balance of the
Amount:                       Mortgage Loans. On and after the Stepdown Date, if
                              a Trigger Event is not in effect, the lesser of
                              (i) (3.25)% of the aggregate initial principal balance of the Mortgage Loans and (ii) the greater of (A) (6.50)% of the aggregate current principal balance of the Mortgage Loans and (B) 0.50% of the aggregate initial principal balance of the Mortgage Loans. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.

Overcollateralization
Floor:                        For any Distribution Date, the
                              Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Overcollateralization         On any Distribution Date, the excess, if any, of
Amount:                       (x) the aggregate principal balance of the
                              Mortgage Loans as of the last day of the related
                              Collection Period over (y) the aggregate
                              Certificate Principal Balance of all classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

Overcollateralization         On any Distribution Date, on or after the Stepdown
Release Amount:               Date on which a Trigger Event is not in effect,
                              the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Target
                              Overcollateralization Amount for such Distribution
                              Date. With respect to any Distribution Date on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Senior Enhancement            On any Distribution Date, is the percentage
Percentage:                   obtained by dividing (x) the sum of (i) the
                              aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the balance of the Mortgage Loans as of the last day of the related collection period.

Stepdown Date:                The later to occur of (x) the earlier to occur of
                              (a) the Distribution Date in September 2006 and
                              (b) the Distribution Date on which the aggregate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution
                              Date on which the Senior Enhancement Percentage is greater than or equal to [39.00%].

Expected Credit Support
Percentage:
                              Class    Initial Credit Support   After Stepdown Support
                              -----    ----------------------   ----------------------
                                A              19.50%                  39.00%
                               M-1             13.25%                  26.50%
                               M-2             7.75%                   15.50%
                               B-1             4.80%                    9.60%
                               B-2             3.25%                    6.50%

Trigger Event:                Is in effect on a Distribution Date if any one of
                              the following conditions exist as of the last day of the immediately preceding collection period:

                              i.    The "Rolling Six Month 60+ Delinquency
                                    Percentage" equals or exceeds [44%] of the Senior Enhancement Percentage; or

                              ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                              Distribution Dates             Cumulative Realized Loss Percentage
                              ------------------             -----------------------------------
                              September 2006 - August 2007                  [3.75]%
                              September 2007 - August 2008                  [6.00]%
                              September 2008 - August 2009                  [7.75]%
                              September 2009 and thereafter                 [9.00]%

60+ Day Delinquent Loan:      Each Mortgage Loan with respect to which any
                              portion of a monthly payment is, as of the last day of the prior collection period, two months, or more past due each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Settlement Date.

Rolling Six Month 60+ Day     With  respect to any  Distribution  Date,  the
Delinquent Percentage:        average of the percentage  equivalents of the
                              fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding the end of each such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:            On each Distribution Date prior to and including
                              the Optional Termination Date, the Pass-Through
                              Rate for the Offered Certificates, except for the Class A-IO Certificates is as follows:

                              The Pass-Through Rate for Fixed Rate Certificates for any Distribution Date will be the lesser of
                              (x) the certificate coupon for such Distribution Date and (y) the applicable rate cap for such Distribution Date.

                              The Pass-Through Rate for the Floating Rate
                              Certificates for any Distribution Date will be the lesser of:

                              (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the related certificate margin for the applicable class, and

                              (ii)  the applicable rate cap for such
                                    Distribution Date.

                              On each Distribution Date after the Optional
                              Termination Date, the certificate margins for the Senior Floating Rate Certificates will be equal to 2 times their respective initial margins and for the Mezzanine and Subordinate Certificates, the related certificate margin will be 1.5 times their respective initial margin.

                              On the Distribution Date after the Optional
                              Termination Date, the pass-through rate on the Class AF-1 Certificates will increase by 1.00% per annum.

                              The Pass-Through Rate for each Class A-IO
                              Component will be (2.25%) for the first 30 accrual periods and zero thereafter.

Interest Accrual:             Interest will accrue on the Offered Certificates
                              at the applicable Pass-Through Rate.

                              o     The first accrual period for the Class
                                    AF-1and the Class A-IO Certificates will begin on August 1, 2003. Interest will accrue on the Class AF-1and the Class A-IO Certificates from and including the first day of each month up to and including the last day of such month preceding the current Distribution Date, on a 30/360 basis.

                              o Interest on the Class AV-1, Class AV-2, Class M-1, Class M-2, Class B-1 and the Class B-2 Certificates, will accrue initially from the Settlement Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date on an Actual/360 basis.

Group I Rate Cap:             The Group I Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group I Mortgage Interest Rates
                              (net of the Servicing Fees, Trustee Fees and the
                              Group I Class A-IO Component interest), weighted on the basis of the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period.

Group II Rate Cap:            The Group II Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group II Mortgage Interest Rates
                              (net of the Servicing Fees, Trustee Fees and the
                              Group II Class A-IO Component interest), weighted on the basis of the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group III Rate Cap:           The Group III Rate Cap for any Distribution Date
                              will be a per annum rate equal to the weighted average of the Group III Mortgage Interest Rates
                              (net of the Servicing Fees, Trustee Fees and the
                              Group III Class A-IO Component interest), weighted on the basis of the aggregate principal balance of the Group III Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Pool Cap:                     The Subordinate Rate Cap will be a per annum rate
                              equal to the weighted average of the Mortgage
                              Interest Rates for the pool (net of the Servicing
                              Fees, Trustee Fees and interest on the Class A-IO
                              Certificates), weighted on the basis of the aggregate principal balance of the Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed
                              360-day year and the actual number of days elapsed during the related accrual period.

Interest Carry Forward        As of any Distribution  Date, the sum of: (x) the
Amount:                       excess, if any, of the accrued certificate
                              interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date; and (y) interest on such excess at the applicable
                              Pass-Through Rate on the basis of the related accrual method.

Monthly Excess Interest       The sum of excess interest  collections for a
Amount:                       collection period which, in the absence of losses,
                              are not used to pay current interest on the Offered Certificates and interest on the overcollateralization amount.

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

Priority of Distributions -   Distributions  of interest to the Offered
Interest:                     Certificates will be made from the interest
                              remittance amount from the related groups of Mortgage Loans as follows:

                              (A) From the interest remittance amount related to the Group I Mortgage Loans:

                                    (i)   to the Trustee, the related group
                                          Trustee Fee;

                                    (ii)  to the Group I Class A-IO Component
                                          and Class AF-1Certificates, pro-rata,
                                          the applicable accrued certificate
                                          interest for such Distribution Date;

                                    (iii) to the Group I A-IO Component and
                                          Class AF-1Certificates, pro-rata, the
                                          applicable Interest Carry Foward
                                          Amount for such Distribution Date; and

                                    (iv)  to the Group II Class A-IO Component,
                                          Group III Class A-IO Component, Class
                                          AV-1 and the Class AV-2 Certificates,
                                          pro-rata, the applicable accrued
                                          certificate interest and Interest
                                          Carry Forward Amounts for such
                                          Distribution Date to the extent not
                                          covered by clause B (ii), B (iii), C
                                          (ii) and C (iii) below;

                              (B) From the interest remittance amount related to the Group II Mortgage Loans:

                                    (i)   to the Trustee, the related group
                                          Trustee Fee;

                                    (ii)  to the Group II Class A-IO Component
                                          and Class AV-1 Certificates, pro-rata,
                                          the applicable accrued certificate
                                          interest for such Distribution Date;

                                    (iii) to the Group II Class A-IO Component
                                          and Class AV-1 Certificates, pro-rata,
                                          the applicable Interest Carry Forward
                                          Amount for such Distribution Date; and

                                    (iv)  to the Group I Class A-IO Component,
                                          Group III Class A-IO Component, Class
                                          AF-1and Class AV-2 Certificates,
                                          pro-rata, the applicable accrued
                                          certificate interest and Interest
                                          Carry Forward Amounts for such
                                          Distribution Date to the extent not
                                          covered by clause A (ii) and A (iii)
                                          above and C (ii) and C (iii) below;

                              (C) From the interest remittance amount related to the Group III Mortgage Loans:

                                    (i)   to the Trustee, the related group
                                          Trustee Fee;

                                    (ii)  to the Group III Class A-IO Component
                                          and Class AV-2 Certificates the
                                          applicable accrued certificate
                                          interest for such Distribution Date;

                                    (iii) to the Group III Class A-IO Component
                                          and Class AV-2 Certificates the
                                          applicable Interest Carryfoward Amount
                                          for such Distribution Date; and

                                    (iv)  to the Group I Class A-IO Component,
                                          Group II Class A-IO Component, Class
                                          AF-1and Class AV-1 Certificates,
                                          pro-rata, the applicable accrued
                                          certificate interest and Interest
                                          Carryforward Amounts for such
                                          Distribution Date to the extent not
                                          covered by clause A (ii), A (iii), B
                                          (ii) and B (iii) above;

                              (D)   From the interest remittance amounts
                                    remaining after application of clauses A, B and C above:

                                    (i)   to the Class M-1 Certificates, the
                                          accrued certificate interest thereon
                                          for such Distribution Date;

                                    (ii)  to the Class M-2 Certificates, the
                                          accrued certificate interest thereon
                                          for such Distribution Date;

                                    (iii) to the Class B-1 Certificates, the
                                          accrued certificate interest thereon
                                          for such Distribution Date;

                                    (iv)  to the Class B-2 Certificates, the
                                          accrued certificate interest thereon
                                          for such Distribution Date; and

                                    (v)   the amount, if any, remaining will be
                                          distributed as the Monthly Excess
                                          Cashflow.

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Principal Remittance Amount:  With respect to any Distribution Date, to the extent of funds available, the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans and the immediately preceding Collection Period: of (i) each payment of principal on a Mortgage Loan due during such Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto,
                              (ii) all full and partial principal prepayments received by the servicer during the related Prepayment Period, (iii) the liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to such Prepayment Period, (v) any Substitution Adjustments received on or prior to the previous Determination Date and not yet distributed, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the pooling and servicing agreement, that portion of the termination price in respect of principal.

Principal Distribution
Amount: The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release Amount, if any, and (ii) the lesser of (a) the Monthly Excess Interest Amount for such Distribution Date and (b) the amount, if any, by which the Target Overcollateralization Amount exceeds the Overcollateralization Amount for such Distribution Date.

Senior Principal
Distribution Amount:          As of any Distribution Date prior to the Stepdown
                              Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related
                              Senior Principal Distribution Amount for the group will equal 100% of the Principal Distribution
                              Amount.

                              As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.00% and (ii) the Mortgage Loan Balance as of the last day of the related Collection Period and (B) the excess of the Mortgage Loan Balance as of the last day of the related Collection Period minus the OC Floor.

Group I Principal             With  respect  to  any  Distribution   Date,  the
Allocation Percentage:        percentage equivalent of a fraction, the numerator
                              of which is (x) the Group I Principal Remittance
                              Amount for such Distribution Date, and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

Group I Principal             With respect to any Distribution  Date, the Group
Distribution Amount:          I PrincipalAllocation Percentage times the Senior
                              Principal Distribution Amount.

Group II Principal            With  respect  to  any  Distribution   Date,  the
Allocation Percentage:        percentage equivalent of a fraction, the numerator
                              of which is (x) the Group II Principal Remittance
                              Amount for such Distribution Date, and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

Group II Principal            With  respect  to  any   Distribution   Date,  the
Distribution Amount:          Group IIPrincipal Allocation Percentage times the
                              Senior Principal Distribution Amount.

Group III Principal           With  respect  to  any  Distribution   Date,  the
Allocation Percentage:        percentage equivalent of a fraction, the numerator
                              of which is (x) the Group III Principal Remittance
                              Amount for such Distribution Date, and the denominator of which is (y) the Principal
                              Remittance Amount for such Distribution Date.

Group III Principal           With  respect  to  any  Distribution   Date,  the
Distribution Amount:          Group IIIPrincipal Allocation Percentage times the
                              Senior Principal Distribution Amount.

Class M-1 Principal           With  respect  to any  Distribution  Date,  (i)
Distribution Amount:          prior to the Stepdown Date and on any Distribution
                              Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates
                              (other than the Class A-IO Certificates) remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (ii) the lesser of (a) approximately 73.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period minus the OC Floor.

Class M-2 Principal           With respect to any Distribution Date,
Distribution Amount:          (i) prior to the Stepdown Date and on any
                              Distribution Date thereafter on which the Trigger
                              Event is in effect, zero if any of the Senior
                              Certificates (other than the Class A-IO
                              Certificates) and the Class M-1 Certificates remain outstanding; 100% of the Principal
                              Distribution Amount if the Senior Certificates and
                              Class M-1 Certificates (other than the Class A-IO
                              Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                              Certificates and Class M-1 Certificates after distribution of the Senior Principal Distribution
                              Amount and Class M-1 Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-2 Certificates over (ii) the lesser of (a) approximately 84.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period minus the OC Floor.

Class B-1 Principal           With  respect  to any  Distribution  Date,  (i)
Distribution Amount:          prior to the Stepdown Date and on any Distribution
                              Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates
                              (other than the Class A-IO Certificates), the
                              Class M-1 and the Class M-2 Certificates remain outstanding; 100% of the Principal Distribution
                              Amount if the Senior Certificates (other than the Class A-IO Certificates), the Class M-1 and the
                              Class M-2 Certificates have been reduced to zero;
                              (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect, the excess of
                              (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior
                              Certificates, the Class M-1 and the Class M-2
                              Certificates after distribution of the Senior
                              Principal Distribution Amount, the Class M-1 and the Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-1 Certificates over (ii) the lesser of (a) approximately 90.40% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period minus the OC Floor.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date, (i) prior
                              to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, zero if any of the Senior Certificates
                              (other than the Class A-IO Certificates), the
                              Class M-1, the Class M-2 and the Class B-1
                              Certificates remain outstanding; 100% of the Principal Distribution Amount if the Senior
                              Certificates, the Class M-1, the Class M-2 and the
                              Class B-1 Certificates (other than the Class A-IO
                              Certificates) have been reduced to zero; (ii) following the Stepdown Date and to the extent the Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates, the Class M-1, the Class M-2 and the Class B-1 Certificates after distribution of the Senior Principal Distribution Amount, the
                              Class M-1, the Class M-2 and the Class B-1
                              Principal Distribution Amounts on the related
                              Distribution Date and (b) the outstanding certificate principal balance of the Class B-2
                              Certificates over (ii) the lesser of (a) approximately 93.50% of the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (b) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                              Collection Period minus the OC Floor.

Priority of Distributions -   With  respect  to  each  Distribution  Date
Principal:                    (a) before theStepdown Date or (b) on which a
                              Trigger Event is in effect, the Principal
                              Distribution Amount will be distributed in the following order of priority:

                                    first, concurrently, as follows:

                              (i) to the Class AF-1Certificates the Group I Principal Distribution Amount until the certificate principal balance of such Certificates are zero;

                              (ii) to the Class AV-1 Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates are zero; and

                              (iii) to the Class AV-2 Certificates, the Group
                                    III Principal Distribution Amount until the certificates principal balance of such Certificates are zero.

                                    second, concurrently, as follows:

                              (i) pro-rata, to the Class AV-1 and Class AV-2 Certificates, any Group I Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero;

                              (ii) pro-rata, to the Class AF-1 and Class AV-2 Certificates, any remaining Group II Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero; and

                              (iii) pro-rata, to the Class AF-1and Class AV-1
                                    Certificates, any remaining Group III
                                    Principal Distribution Amount remaining
                                    after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero.

                                    third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    fifth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

                                    sixth, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

                                    seventh, any remaining Principal
                                    Distribution Amount will be distributed as part of Excess Cashflow.

                              With respect to each Distribution Date (a) on or after the Stepdown Date or (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                    first, concurrently, as follows:

                              (i) to the Class AF-1Certificatesthe Group I Principal Distribution Amount until the certificate principal balance of such Certificates are zero;

                              (ii) to the Class AV-1 Certificates, the Group II Principal Distribution Amount until the certificate principal balance of such Certificates are zero; and

                              (iii) to the Class AV-2 Certificates, the Group
                                    III Principal Distribution Amount until the certificates principal balance of such Certificates are zero.

                                    second, concurrently, as follows:

                              (i) pro-rata, to the Class AV-1 and Class AV-2 Certificates, any Group I Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero;

                              (ii) pro-rata, to the Class AF-1and Class AV-2 Certificates, any remaining Group II Principal Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero; and

                              (iii) pro-rata, to the Class AF-1 and Class AV-1
                                    Certificates, any remaining Group III
                                    Principal Distribution Amount remaining
                                    after payment pursuant to priority first above until the certificate principal balances of such Certificates are zero.

                                    third, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                    fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                    fifth, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                    sixth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;

                                    seventh, any remaining Principal
                                    Distribution Amount will be distributed as part of Excess Cashflow.

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------

Excess Cashflow:              On any Distribution Date, the sum of the Monthly
                              Excess Interest Amount, the Overcollateralization
                              Release Amount and any portion of the Principal
                              Distribution Amount (without duplication) remaining after principal distributions on the Offered Certificates will be applied in the following order of priority:

                              (i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Senior Certificates;

                              (ii) to fund the remaining Interest Carry Forward Amounts for the classes of Class A Certificates, if any, pro rata, among the Senior Certificates;

                              (iii) to fund the extra principal distribution
                                    Amount for such Distribution Date;

                              (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

                              (v) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

                              (vi) to fund the related Class M-1 Realized Loss Amortization Amount for such Distribution Date;

                              (vii) to fund any remaining Accrued Certificate
                                    Interest for such Distribution Date to the Class M-2 Certificates;

                              (viii) to fund the Interest Carry Forward Amount
                                    for the Class M-2 Certificates, if any;

                              (ix)  to fund the Class M-2 Realized Loss
                                    Amortization Amount for such Distribution
                                    Date;

                              (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

                              (xi) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

                              (xii) to fund the Class B-1 Realized Loss
                                    Amortization Amount for such Distribution
                                    Date;

                              (xiii) to fund any remaining Accrued Certificate
                                    Interest for such Distribution Date to the Class B-2 Certificates;

                              (xiv) to fund the Interest Carry Forward Amount
                                    for the Class B-2 Certificates, if any;

                              (xv)  to fund the Class B-2 Realized Loss
                                    Amortization Amount for such Distribution
                                    Date; and

                              (xvi) to fund distributions to the holders of the
                                    Class N, Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2003-CB4
                  Mortgage Loan Characteristics Summary Report

Summary                                                   Total   Minimum      Maximum
------------------------------------------------------------------------------------------
Aggregate Current Principal Balance             $367,525,885.57
Number of Mortgage Loans                                  3,088
Average Current Loan Balance                        $119,017.45     $550.43    $615,036.01
Average Original Loan Balance                       $123,505.61   $7,700.00    $763,000.00
(1) Weighted Average Current Combined
Loan-to-Value Ratio                                      79.84%       0.98%        114.82%
(1) Weighted Average Mortgage Interest Rate              8.265%      4.000%        15.431%
(1) (2) Weighted Average Gross Margin                    6.256%      2.000%        11.500%
(1) (2) Weighted Average Initial Periodic
Rate Cap                                                 2.164%      1.000%         6.000%
(1) (2) Weighted Average Subsequent Periodic
Rate Cap                                                 1.287%      1.000%         3.000%
(1) (2) Weighted Average Minimum Interest Rate           8.282%      0.000%        15.090%
(1) (2) Weighted Average Maximum Interest Rate          14.974%     10.000%        21.590%
(1) Weighted Average Original Term to
Maturity (months)                                           348          60            420
(1) Weighted Average Remaining Term to Stated
Maturity (months)                                           331           8            360
(1) (2) Weighted Average Term to Roll (months)               19           1             52
(1) (3) Weighted Average FICO Score                         600         407            839

-------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 95.48% of the Mortgage Loans have Fico Scores.



                                                           Percent of
                                                          Statistical
                                                        Calculation Date
                                  Range                Principal Balance
--------------------------------------------------------------------------------
Product Type              Fully Amortizing                  98.37%
                          Balloon Payment                    1.63%

Lien                      First                             97.69%
                          Second                             2.31%

Geographic Distribution   California                        26.12%
                          New York                           8.02%
                          Florida                            7.46%
                          Texas                              7.19%
                          Illinois                           4.68%

Largest Zip Code          11421                              0.53%
Concentration

FHA/VA Loans                                                 0.00%

Seller Financed Loans                                        1.70%

Section 32 Loans                                             0.00%

Loans with Borrower PMI                                      3.65%

Loans with Prepayment                                       63.54%
Penalties



                                Principal Balance

                                                              % of Aggregate
                                                           Principal Balance of
                          Number             Principal     the Adjustable Rate
Principal Balance       of Mortgage           Balance            Mortgages
Outstanding                Loans            Outstanding        Outstanding
--------------------------------------------------------------------------------
$1 to $50,000               771       $    24,892,243.58          6.77%
$50,001 to $100,000         866            62,375,950.19         16.97
$100,001 to $150,000        593            72,769,419.07         19.80
$150,001 to $200,000        333            57,680,724.04         15.69
$200,001 to $250,000        216            48,601,780.41         13.22
$250,001 to $300,000        146            39,972,514.72         10.88
$300,001 to $350,000         71            22,843,342.88          6.22
$350,001 to $400,000         49            18,383,567.50          5.00
$400,001 to $450,000         21             9,024,549.28          2.46
$450,001 to $500,000         18             8,680,648.86          2.36
$500,001 to $550,000          1               509,090.18          0.14
$550,001 to $600,000          2             1,177,018.85          0.32
$600,001 to $650,000          1               615,036.01          0.17
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                                  FICO Score

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
FICO Scores                Loans            Outstanding        Outstanding
--------------------------------------------------------------------------------
Not Available (1)           116       $    16,621,634.22          4.52%
401 to 420                    2               105,566.90          0.03
421 to 440                    5               284,090.86          0.08
441 to 460                    9               588,763.74          0.16
461 to 480                   23             2,175,511.90          0.59
481 to 500                   56             4,266,485.31          1.16
501 to 520                  177            20,159,620.11          5.49
521 to 540                  374            51,618,648.42         14.04
541 to 560                  356            48,587,435.89         13.22
561 to 580                  363            47,197,935.14         12.84
581 to 600                  193            22,494,021.93          6.12
601 to 620                  226            22,645,039.39          6.16
621 to 640                  227            26,548,984.96          7.22
641 to 660                  238            27,477,524.48          7.48
661 to 680                  214            23,010,555.89          6.26
681 to 700                  162            19,700,139.65          5.36
701 to 720                  112            11,399,408.84          3.10
721 to 740                   90             8,820,514.32          2.40
741 to 760                   91             9,996,047.93          2.72
761 to 780                   31             2,342,715.21          0.64
781 to 800                   14             1,105,872.47          0.30
801 to 820                    7               306,544.15          0.08
821 to 840                    2                72,823.86          0.02
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.



                            Original Term To Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Original Term              Number            Principal      the Adjustable Rate
To Maturity             of Mortgage           Balance           Mortgages
(months)                   Loans            Outstanding        Outstanding
--------------------------------------------------------------------------------
49 to 60                      1       $        12,176.73          0.00%
61 to 72                      1                58,445.26          0.02
73 to 84                      1                 4,616.37          0.00
97 to 108                     1                23,793.87          0.01
109 to 120                   21               507,947.31          0.14
121 to 132                    4               105,721.98          0.03
133 to 144                    3                87,898.03          0.02
145 to 156                    1                38,153.55          0.01
157 to 168                    1                28,900.97          0.01
169 to 180                  282            17,858,834.34          4.86
181 to 192                    2                74,979.49          0.02
193 to 204                    2                75,684.75          0.02
205 to 216                    2                89,438.96          0.02
229 to 240                  128             6,060,866.16          1.65
241 to 252                    1                32,324.90          0.01
253 to 264                    1                49,719.76          0.01
277 to 288                    1                29,243.28          0.01
289 to 300                    8               728,462.62          0.20
301 to 312                    7               694,216.41          0.19
313 to 324                    7               534,966.81          0.15
325 to 336                    1                97,954.80          0.03
337 to 348                    3               147,745.27          0.04
349 to 360                2,604           339,728,799.04         92.44
361 to 372                    4               409,934.30          0.11
409 to 420                    1                45,060.61          0.01
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                     Remaining Term To Stated Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Remaining Term             Number            Principal      the Adjustable Rate
To Stated Maturity      of Mortgage           Balance           Mortgages
(months)                   Loans            Outstanding        Outstanding
--------------------------------------------------------------------------------
1 to 12                       1       $         2,025.37          0.00%
25 to 36                      3                16,543.66          0.00
37 to 48                      4                62,627.26          0.02
49 to 60                     50             4,566,676.55          1.24
61 to 72                     10               314,918.03          0.09
73 to 84                      5               116,677.85          0.03
85 to 96                      9               237,492.00          0.06
97 to 108                     7               217,172.29          0.06
109 to 120                   50             1,671,414.49          0.45
121 to 132                   28             1,128,778.68          0.31
133 to 144                   13               546,179.67          0.15
145 to 156                    5               263,113.28          0.07
157 to 168                   13             1,601,096.19          0.44
169 to 180                  133             8,559,423.01          2.33
181 to 192                    6               322,542.05          0.09
193 to 204                    5               601,602.54          0.16
205 to 216                    1                46,285.05          0.01
217 to 228                    5               187,385.65          0.05
229 to 240                  148            11,862,533.58          3.23
241 to 252                   24             5,028,238.96          1.37
253 to 264                    9               542,074.86          0.15
265 to 276                   24               962,900.52          0.26
277 to 288                   75             5,476,595.34          1.49
289 to 300                  356            25,409,997.66          6.91
301 to 312                  186            11,857,086.39          3.23
313 to 324                   53             2,383,061.18          0.65
325 to 336                   49             4,053,042.12          1.10
337 to 348                   38             4,835,959.20          1.32
349 to 360                1,778           274,652,442.14         74.73
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                                  Property Type

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Property Type               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------

Single Family             2,518       $   291,727,948.22         79.38%
PUD                         179            27,204,636.28          7.40
2-Family                    153            22,580,770.34          6.14
Condominium                 126            15,385,802.18          4.19
3-Family                     36             4,061,426.67          1.11
4-Family                     27             3,348,590.80          0.91
Townhouse                    25             1,435,669.18          0.39
Manufactured                 13               867,847.67          0.24
High Rise Condo               2               431,871.38          0.12
Mobile Home                   7               418,936.27          0.11
Vacant Land                   2                62,386.58          0.02
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                                 Occupancy

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Occupancy                   Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Primary                   2,788       $   340,473,902.80         92.64%
Investor                    278            24,358,468.03          6.63
Secondary                    22             2,693,514.74          0.73
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                                Loan Purpose

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Loan Purpose                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Equity Refinance          1,300       $   186,012,468.30         50.61%
Purchase                  1,345           131,849,329.85         35.87
Rate/Term Refinance         443            49,664,087.42         13.51
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                           Current Mortgage Loan Rate

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Current        of Mortgage           Balance           Mortgages
Mortgage Loan Rate          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
3.501% to 4.000%              1       $        80,542.03          0.02%
4.001% to 4.500%              2               214,471.67          0.06
4.501% to 5.000%              2               340,811.52          0.09
5.001% to 5.500%              9             1,739,484.75          0.47
5.501% to 6.000%             33             6,600,518.24          1.80
6.001% to 6.500%             91            16,032,895.08          4.36
6.501% to 7.000%            240            36,178,093.88          9.84
7.001% to 7.500%            369            56,634,863.08         15.41
7.501% to 8.000%            576            78,286,285.75         21.30
8.001% to 8.500%            370            51,135,580.93         13.91
8.501% to 9.000%            351            42,256,034.67         11.50
9.001% to 9.500%            185            19,699,722.58          5.36
9.501% to 10.000%           226            20,412,604.96          5.55
10.001% to 10.500%          147            11,918,048.52          3.24
10.501% to 11.000%          120             8,863,466.35          2.41
11.001% to 11.500%           69             4,059,454.43          1.10
11.501% to 12.000%           85             4,631,004.41          1.26
12.001% to 12.500%           58             2,569,116.63          0.70
12.501% to 13.000%           44             1,827,782.95          0.50
13.001% to 13.500%           45             1,512,274.97          0.41
13.501% to 14.000%           38               944,127.09          0.26
14.001% to 14.500%           13               822,296.96          0.22
14.501% to 15.000%           12               669,437.30          0.18
15.001% to 15.500%            2                96,966.82          0.03
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                    Current Combined Loan-to-Value Ratio

                                                              % of Aggregate
                                                           Principal Balance of
Range of                   Number            Principal      the Adjustable Rate
Current Combined        of Mortgage           Balance           Mortgages
Loan-to-Value Ratio         Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
0.01% to 10.00%               5       $        24,216.08          0.01%
10.01% to 20.00%             18               787,469.09          0.21
20.01% to 30.00%             48             2,720,231.16          0.74
30.01% to 40.00%             53             4,058,039.79          1.10
40.01% to 50.00%             85             7,168,370.64          1.95
50.01% to 60.00%            157            15,569,035.77          4.24
60.01% to 70.00%            325            39,080,091.22         10.63
70.01% to 80.00%            859           117,816,231.39         32.06
80.01% to 90.00%            944           119,658,286.41         32.56
90.01% to 100.00%           582            59,429,419.14         16.17
100.01% to 110.00%            8               805,762.94          0.22
110.01% to 120.00%            4               408,731.94          0.11
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                               State or Territory

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
State or Territory          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
California                  521       $    96,015,463.42         26.12%
New York                    171            29,477,859.49          8.02
Florida                     240            27,431,707.18          7.46
Texas                       508            26,442,646.52          7.19
Illinois                    137            17,193,263.30          4.68
Michigan                    149            17,071,278.11          4.64
New Jersey                   78            12,425,763.96          3.38
Washington                   94            11,952,130.78          3.25
Colorado                     72             9,540,381.15          2.60
Minnesota                    51             8,540,052.12          2.32
Virginia                     54             8,469,457.18          2.30
Maryland                     47             8,176,041.67          2.22
Pennsylvania                 80             7,110,696.09          1.93
Arizona                      87             7,054,053.75          1.92
Ohio                         88             6,918,224.39          1.88
Connecticut                  44             5,840,974.19          1.59
Missouri                     63             5,487,609.73          1.49
Oregon                       44             5,483,138.46          1.49
Massachussetts               28             5,137,579.73          1.40
Nevada                       39             4,733,817.20          1.29
Utah                         37             4,329,379.28          1.18
Indiana                      51             4,200,828.85          1.14
Georgia                      36             4,172,876.58          1.14
North Carolina               34             3,647,935.84          0.99
Tennessee                    32             2,772,964.32          0.75
South Carolina               32             2,695,817.32          0.73
Alabama                      44             2,695,222.79          0.73
Rhode Island                 21             2,589,919.39          0.70
Idaho                        21             2,125,336.93          0.58
Nebraska                     17             1,643,027.02          0.45
New Mexico                   11             1,518,978.77          0.41
Kansas                       19             1,467,539.76          0.40
Louisiana                    19             1,376,322.30          0.37
Kentucky                     17             1,347,857.94          0.37
Iowa                         15             1,152,203.00          0.31
Wisconsin                    12             1,137,172.91          0.31
New Hampshire                 6             1,132,048.72          0.31
Maine                         8             1,001,707.35          0.27
Hawaii                        5               988,630.64          0.27
Oklahoma                     14               946,999.80          0.26
Delaware                      6               753,231.21          0.20
Mississippi                   6               691,415.88          0.19
Arkansas                     10               625,944.66          0.17
West Virginia                 6               570,478.45          0.16
Montana                       3               499,071.80          0.14
District of Columbia          3               333,081.13          0.09
Wyoming                       4               302,954.98          0.08
Vermont                       2               115,144.36          0.03
North Dakota                  1                95,837.34          0.03
South Dakota                  1                93,817.83          0.03
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                               Loan Documentation

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Loan Documentation          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Full Documentation        1,400       $   148,873,782.19         40.51%
Stated Income             1,048           146,498,508.42         39.86
No Documentation            243            29,016,582.49          7.90
Missing Documentation       242            26,327,637.87          7.16
Alternate Documentation     102            10,278,436.65          2.80
Limited Documentation        44             5,649,724.28          1.54
Streamlined Documentation     9               881,213.67          0.24
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                             Performance Status

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Performance Status          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Current                   3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                          Prepayment Penalty Term

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Prepayment              of Mortgage           Balance           Mortgages
Penalty Term                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Prepayment Penalties   1,544       $   133,983,486.25         36.46%
3 months                      1               144,514.18          0.04
12 months                    98            20,537,895.21          5.59
24 months                   931           148,418,449.79         40.38
30 months                     2               364,231.36          0.10
36 months                   476            59,627,436.48         16.22
60 months                    36             4,449,872.30          1.21
--------------------------------------------------------------------------------
Total:                    3,088       $   367,525,885.57        100.00%
--------------------------------------------------------------------------------



                      Gross Margin (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of                of Mortgage           Balance           Mortgages
Gross Margins               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.501% to 2.000%              2       $       129,867.14          0.06%
2.001% to 2.500%              1                31,745.85          0.01
2.501% to 3.000%              9               882,918.04          0.40
3.001% to 3.500%              2               422,282.81          0.19
3.501% to 4.000%              5               414,059.46          0.19
4.001% to 4.500%             22             2,417,056.15          1.09
4.501% to 5.000%             43             5,320,721.21          2.40
5.001% to 5.500%            349            58,276,932.92         26.26
5.501% to 6.000%            308            48,745,477.97         21.97
6.001% to 6.500%            244            35,089,146.84         15.81
6.501% to 7.000%            201            27,730,357.69         12.50
7.001% to 7.500%            119            14,839,771.55          6.69
7.501% to 8.000%             73             9,229,533.58          4.16
8.001% to 8.500%             60             7,110,711.77          3.20
8.501% to 9.000%             49             5,162,798.58          2.33
9.001% to 9.500%             29             2,939,150.49          1.32
9.501% to 10.000%            15             1,264,430.53          0.57
10.001% to 10.500%            9               895,528.85          0.40
10.501% to 11.000%            7               741,539.14          0.33
11.001% to 11.500%            2               269,685.90          0.12
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------



             Initial Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Initial Periodic        of Mortgage           Balance           Mortgages
Rate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------

1.000%                       44       $     4,419,067.77          1.99%
1.500%                      664           112,812,039.43         50.84
2.000%                       71             7,748,654.33          3.49
3.000%                      768            96,788,229.46         43.62
5.000%                        1               113,979.63          0.05
6.000%                        1                31,745.85          0.01
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------



              Subsequent Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Subsequent Periodic     of Mortgage           Balance           Mortgages
Rate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.000%                      689       $    95,410,109.91         42.99%
1.500%                      850           125,838,062.86         56.71
2.000%                        9               524,700.11          0.24
3.000%                        1               140,843.59          0.06
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------



               Maximum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Maximum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Maximum Mortgage Rate      1       $        42,492.56          0.02%
9.501% to 10.000%             1               109,912.49          0.05
10.001% to 10.500%            1               100,492.04          0.05
11.001% to 11.500%            4               533,087.73          0.24
11.501% to 12.000%           12             2,584,332.38          1.16
12.001% to 12.500%           31             4,771,916.17          2.15
12.501% to 13.000%           45             8,226,063.41          3.71
13.001% to 13.500%           73            14,583,430.88          6.57
13.501% to 14.000%          129            23,165,464.46         10.44
14.001% to 14.500%          161            29,904,180.75         13.48
14.501% to 15.000%          254            41,112,682.51         18.53
15.001% to 15.500%          193            28,429,457.99         12.81
15.501% to 16.000%          201            26,538,526.60         11.96
16.001% to 16.500%          132            14,931,659.99          6.73
16.501% to 17.000%          119            11,993,292.26          5.40
17.001% to 17.500%           77             6,206,955.35          2.80
17.501% to 18.000%           40             3,767,161.84          1.70
18.001% to 18.500%           27             1,961,554.90          0.88
18.501% to 19.000%           17             1,013,066.44          0.46
19.001% to 19.500%            9               533,388.21          0.24
19.501% to 20.000%            7               303,025.58          0.14
20.001% to 20.500%            1                34,144.17          0.02
20.501% to 21.000%            6               490,814.19          0.22
21.001% to 21.500%            7               540,733.96          0.24
21.501% to 22.000%            1                35,879.61          0.02
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------



               Minimum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Mimimum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Minimum Mortgage Rate    144       $    16,610,543.96          7.49%
2.501% - 3.000%               1                31,745.85          0.01
3.001% - 3.500%               2               401,612.71          0.18
4.001% - 4.500%               1               128,049.28          0.06
5.001% - 5.500%               3               432,495.40          0.19
5.501% - 6.000%              11             2,857,299.36          1.29
6.001% - 6.500%              39             7,767,788.83          3.50
6.501% - 7.000%              78            16,078,971.54          7.25
7.001% - 7.500%             142            29,573,981.43         13.33
7.501% - 8.000%             262            44,418,711.50         20.02
8.001% - 8.500%             197            32,372,132.48         14.59
8.501% - 9.000%             200            26,644,895.95         12.01
9.001% - 9.500%             115            13,895,372.37          6.26
9.501% - 10.000%            125            12,875,669.73          5.80
10.001% - 10.500%            84             7,086,608.81          3.19
10.501% - 11.000%            56             5,034,862.58          2.27
11.001% - 11.500%            22             1,500,025.59          0.68
11.501% - 12.000%            30             2,021,555.04          0.91
12.001% - 12.500%             9               458,324.51          0.21
12.501% - 13.000%             8               361,409.10          0.16
13.001% - 13.500%             5               260,088.52          0.12
13.501% - 14.000%             1                34,144.17          0.02
14.001% - 14.500%             6               490,814.19          0.22
14.501% - 15.000%             7               540,733.96          0.24
15.001% - 15.500%             1                35,879.61          0.02
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------



             Next Loan Rate Adjustment Month (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Next Loan Rate          of Mortgage           Balance           Mortgages
Adjustment Month            Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
September 2003               68       $     5,521,028.81          2.49%
October 2003                 61             4,628,427.96          2.09
November 2003               103             7,946,466.40          3.58
December 2003                47             3,032,803.68          1.37
January 2004                 22             1,824,371.19          0.82
February 2004                43             3,731,877.47          1.68
March 2004                    3               484,321.35          0.22
April 2004                    2               198,075.68          0.09
June 2004                     1                79,972.90          0.04
July 2004                     1                80,542.03          0.04
August 2004                   1               187,325.48          0.08
September 2004                1                51,455.36          0.02
October 2004                  2               232,238.51          0.10
November 2004                 5               351,521.32          0.16
December 2004                 6               933,837.92          0.42
January 2005                 27             4,169,659.30          1.88
February 2005                 8             1,011,252.36          0.46
March 2005                   19             3,216,660.15          1.45
April 2005                  126            22,315,064.68         10.06
May 2005                    880           141,150,040.94         63.61
June 2005                    67            12,136,782.99          5.47
July 2005                     3               308,966.70          0.14
December 2005                 2               332,964.02          0.15
January 2006                 15             2,685,935.97          1.21
March 2006                    1                79,702.39          0.04
April 2006                    3               269,093.33          0.12
May 2006                     24             3,747,075.52          1.69
June 2006                     6             1,056,107.50          0.48
August 2006                   1                87,374.58          0.04
December 2007                 1                62,769.98          0.03
--------------------------------------------------------------------------------
Total:                    1,549       $   221,913,716.47        100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP I MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2003-CB4
              Group I Mortgage Loan Characteristics Summary Report


Summary                                                   Total     Minimum     Maximum
---------------------------------------------------------------------------------------
Aggregate Current Principal Balance              $90,133,629.32
Number of Mortgage Loans                                    868
Average Current Loan Balance                        $103,840.59   $2,025.37 $615,036.01
Average Original Loan Balance                       $112,525.04   $7,700.00 $763,000.00
(1)  Weighted Average Current Combined
Loan-to-Value Ratio                                      78.33%       8.10%     114.82%
(1) Weighted Average Loan Rate                           8.077%      5.250%     15.431%
(1) Weighted Average Original Term to
Maturity (months)                                           332          62         420
(1) Weighted Average Remaining Term to Stated
Maturity (months)                                           303           8         359
(1) (2) Weighted Average Fico Score                         640         440         839

--------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 87.54% of the Group I Mortgage Loans have Fico Scores.



                                                          Percent of
                                                         Statistical
                                                       Calculation Date
                               Range                  Principal Balance
--------------------------------------------------------------------------------
 Product Type             Fully Amortizing                 95.35%
                          Balloon Payment                   4.65%

 Lien                     First                            94.79%
                          Second                            5.21%

 Geographic Distribution  California                       19.49%
                          New York                         18.25%
                          Texas                            11.79%
                          Florida                           8.64%
                          New Jersey                        3.80%

Largest Zip Code          11368                             1.16%
Concentration

FHA/VA Loans                                                0.00%

Seller Financed Loans                                       3.05%

Section 32 Loans                                            0.00%

Loans with Borrower PMI                                     7.73%

Loans with Prepayment                                      39.07%
Penalties



                             Principal Balance

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
Principal Balance       of Mortgage           Balance           Mortgages
Outstanding                 Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
$1 to $50,000               325           $10,159,216.61          11.27%
$50,001 to   $100,000       239            16,660,907.06          18.48
$100,001 to   $150,000      108            13,248,209.73          14.70
$150,001 to   $200,000       72            12,633,246.41          14.02
$200,001 to   $250,000       40             9,010,544.37          10.00
$250,001 to   $300,000       33             9,025,183.42          10.01
$300,001 to   $350,000       23             7,480,066.47           8.30
$350,001 to   $400,000       14             5,218,102.05           5.79
$400,001 to   $450,000        4             1,662,353.01           1.84
$450,001 to   $500,000        7             3,322,515.85           3.69
$500,001 to   $550,000        1               509,090.18           0.56
$550,001 to   $600,000        1               589,158.15           0.65
$600,001 to   $650,000        1               615,036.01           0.68
--------------------------------------------------------------------------------
Total:                      868           $90,133,629.32          00.00%
--------------------------------------------------------------------------------



                                   FICO Score

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
                        of Mortgage           Balance           Mortgages
FICO Scores                 Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Not Available (1)            68       $    11,227,383.60         12.46%
421 to 440                    1                33,305.92          0.04
441 to 460                    2                96,081.39          0.11
461 to 480                    6               690,568.70          0.77
481 to 500                   13               731,675.94          0.81
501 to 520                   34             2,768,358.48          3.07
521 to 540                   46             3,334,867.39          3.70
541 to 560                   55             4,489,691.30          4.98
561 to 580                   67             6,020,350.82          6.68
581 to 600                   55             5,706,277.66          6.33
601 to 620                   66             6,383,801.53          7.08
621 to 640                   62             6,742,374.77          7.48
641 to 660                   85             9,384,012.22         10.41
661 to 680                   84             8,825,080.99          9.79
681 to 700                   64             8,495,724.17          9.43
701 to 720                   48             4,133,615.43          4.59
721 to 740                   38             3,570,276.77          3.96
741 to 760                   46             5,992,933.75          6.65
761 to 780                   15               706,571.24          0.78
781 to 800                    8               592,329.98          0.66
801 to 820                    4               175,965.23          0.20
821 to 840                    1                32,382.04          0.04
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.



                         Original Term to Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Original Term              Number            Principal        the Fixed Rates
to Maturity             of Mortgage           Balance           Mortgages
(months)                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
61 to 72                      1       $        58,445.26          0.06%
97 to 108                     1                23,793.87          0.03
109 to 120                   11               233,634.14          0.26
121 to 132                    1                27,087.33          0.03
133 to 144                    2                40,474.24          0.04
169 to 180                  157            11,365,930.38         12.61
181 to 192                    1                39,961.64          0.04
193 to 204                    2                75,684.75          0.08
205 to 216                    2                89,438.96          0.10
229 to 240                   59             2,731,119.82          3.03
289 to 300                    5               299,924.51          0.33
301 to 312                    3               297,153.38          0.33
313 to 324                    2               241,591.44          0.27
337 to 348                    1                56,713.63          0.06
349 to 360                  617            74,339,975.54         82.48
361 to 372                    2               167,639.82          0.19
409 to 420                    1                45,060.61          0.05
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                        Remaining Term to Stated Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Remaining Term             Number            Principal        the Fixed Rates
to Stated Maturity      of Mortgage           Balance           Mortgages
(months)                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1 to 12                       1       $         2,025.37          0.00%
25 to 36                      1                 6,081.67          0.01
49 to 60                     32             2,888,327.70          3.20
61 to 72                      7               232,240.05          0.26
73 to 84                      2                56,175.91          0.06
85 to 96                      6               161,111.70          0.18
97 to 108                     2                66,232.89          0.07
109 to 120                   19               624,743.11          0.69
121 to 132                   22               921,308.87          1.02
133 to 144                    5               313,735.01          0.35
145 to 156                    3               192,953.09          0.21
157 to 168                    6               966,136.31          1.07
169 to 180                   73             5,562,394.61          6.17
181 to 192                    4               145,328.91          0.16
193 to 204                    3               490,635.58          0.54
217 to 228                    3               123,823.19          0.14
229 to 240                   77             7,345,426.27          8.15
241 to 252                   14             3,680,694.35          4.08
253 to 264                    5               277,563.71          0.31
265 to 276                   10               388,467.56          0.43
277 to 288                   24             1,232,687.26          1.37
289 to 300                   77             4,993,565.29          5.54
301 to 312                   64             3,391,597.45          3.76
313 to 324                   31             1,393,821.26          1.55
325 to 336                   22             2,379,975.56          2.64
337 to 348                   19             2,450,311.88          2.72
349 to 360                  336            49,846,264.76         55.30
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                               Property Type

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
                        of Mortgage           Balance           Mortgages
Property Type               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Single Family               724       $    70,675,252.48         78.41%
2-Family                     51             8,990,392.66          9.97
PUD                          42             4,858,421.33          5.39
Condominium                  24             2,379,475.25          2.64
4-Family                      8             1,588,020.04          1.76
3-Family                      6               952,548.85          1.06
Mobile Home                   3               214,885.47          0.24
Townhouse                     5               209,644.86          0.23
Manufactured                  3               165,308.07          0.18
High Rise Condo               1                79,786.29          0.09
Vacant Land                   1                19,894.02          0.02
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                                    Occupancy

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
                        of Mortgage           Balance           Mortgages
Occupancy                   Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Primary                     784       $    83,647,042.91         92.80%
Investor                     76             5,593,219.31          6.21
Secondary                     8               893,367.10          0.99
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                                Loan Purpose

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
                        of Mortgage           Balance           Mortgages
Loan Purpose                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Purchase                    486       $    43,361,816.38         48.11%
Equity Refinance            285            35,988,028.18         39.93
Rate/Term Refinance          97            10,783,784.76         11.96
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                           Current Mortgage Loan Rate

                                                              % of Aggregate
                                                           Principal Balance of
Range of                   Number            Principal        the Fixed Rates
Current Mortgage        of Mortgage           Balance           Mortgages
Loan Rates                  Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
5.001% to 5.500%              3       $       920,873.32          1.02%
5.501% to 6.000%             12             1,928,511.40          2.14
6.001% to 6.500%             32             5,431,899.74          6.03
6.501% to 7.000%             96            12,776,705.65         14.18
7.001% to 7.500%            128            16,383,484.73         18.18
7.501% to 8.000%            161            18,268,701.92         20.27
8.001% to 8.500%             96            10,287,495.70         11.41
8.501% to 9.000%             78             9,371,758.73         10.40
9.001% to 9.500%             32             2,508,314.88          2.78
9.501% to 10.000%            50             3,448,535.62          3.83
10.001% to 10.500%           33             2,707,277.93          3.00
10.501% to 11.000%           30             1,765,322.77          1.96
11.001% to 11.500%           18               731,126.66          0.81
11.501% to 12.000%           23               924,306.33          1.03
12.001% to 12.500%           24             1,107,500.81          1.23
12.501% to 13.000%            9               400,681.44          0.44
13.001% to 13.500%           15               515,042.91          0.57
13.501% to 14.000%           20               392,283.65          0.44
14.001% to 14.500%            3                96,446.11          0.11
14.501% to 15.000%            4               106,271.81          0.12
15.001% to 15.500%            1                61,087.21          0.07
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                      Current Combined Loan-to-Value Ratio

                                                              % of Aggregate
                                                           Principal Balance of
Range of Current           Number            Principal        the Fixed Rates
Loan-to-Value           of Mortgage           Balance           Mortgages
Ratios                      Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
0.01% to 10.00%               2       $         8,097.52          0.01%
10.01% to 20.00%             10               543,803.05          0.60
20.01% to 30.00%             23             1,363,334.00          1.51
30.01% to 40.00%             26             2,482,725.21          2.75
40.01% to 50.00%             37             2,795,553.45          3.10
50.01% to 60.00%             61             5,820,494.97          6.46
60.01% to 70.00%             92            10,554,310.05         11.71
70.01% to 80.00%            187            26,385,666.64         29.27
80.01% to 90.00%            167            15,738,591.42         17.46
90.01% to 100.00%           255            23,618,578.38         26.20
100.01% to 110.00%            5               465,351.99          0.52
110.01% to 120.00%            3               357,122.64          0.40
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                               State or Territory

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
                        of Mortgage           Balance           Mortgages
State or Territory          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
California                  123       $    17,563,850.45         19.49%
New York                     88            16,453,114.91         18.25
Texas                       232            10,629,828.93         11.79
Florida                      68             7,783,072.26          8.64
New Jersey                   20             3,425,814.44          3.80
Illinois                     29             3,041,286.51          3.37
Washington                   19             2,126,922.53          2.36
Minnesota                    11             1,969,798.73          2.19
Virginia                     13             1,879,903.31          2.09
Michigan                     19             1,755,878.56          1.95
Maryland                      8             1,694,927.32          1.88
Arizona                      23             1,661,890.12          1.84
Indiana                      19             1,483,260.42          1.65
Colorado                     11             1,396,392.71          1.55
Nevada                       12             1,266,943.34          1.41
Oregon                       12             1,258,484.04          1.40
Pennsylvania                 12             1,233,090.55          1.37
Georgia                       9             1,169,547.72          1.30
Connecticut                   7             1,143,863.31          1.27
Tennessee                    11             1,059,948.04          1.18
Massachusetts                 7             1,043,729.39          1.16
Alabama                      17               975,837.15          1.08
Missouri                     16               975,255.31          1.08
Ohio                         13               951,453.86          1.06
Utah                          6               884,722.04          0.98
South Carolina               10               711,172.94          0.79
North Carolina                5               619,798.08          0.69
Oklahoma                      6               480,254.61          0.53
Mississippi                   3               430,943.83          0.48
Maine                         2               329,651.85          0.37
West Virginia                 3               297,074.60          0.33
Louisiana                     4               278,210.22          0.31
New Hampshire                 1               238,345.35          0.26
Arkansas                      4               235,069.14          0.26
Kentucky                      3               226,589.33          0.25
New Mexico                    3               215,279.93          0.24
Nebraska                      3               177,388.48          0.20
Idaho                         3               169,810.29          0.19
Kansas                        3               168,982.77          0.19
Rhode Island                  1               149,695.43          0.17
Iowa                          3               123,099.48          0.14
Montana                       1               116,270.56          0.13
Delaware                      1               111,824.73          0.12
Wyoming                       1                95,833.32          0.11
Hawaii                        1                83,024.62          0.09
Wisconsin                     1                25,606.16          0.03
District of Columbia          1                20,887.65          0.02
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                               Loan Documentation

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
Documentation           of Mortgage           Balance           Mortgages
Level                       Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Full Documentation          400       $    32,433,686.91         35.98%
Stated Income               214            25,704,087.71         28.52
No Documentation            110            14,459,199.27         16.04
Missing Documentation        94            13,361,376.25         14.82
Limited Documentation        23             2,370,838.28          2.63
Alternate Documentation      26             1,651,853.60          1.83
Streamlined Documentation     1               152,587.30          0.17
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                             Performance Status

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
Performance             of Mortgage           Balance           Mortgages
Status                      Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Current                     868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------



                             Prepayment Penalty Term

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal        the Fixed Rates
Prepayment              of Mortgage           Balance           Mortgages
Penalty Term                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Prepayment Penalties     594       $    54,914,203.00         60.93%
12 months                    15             2,480,889.89          2.75
24 months                    25             1,884,653.44          2.09
36 months                   204            26,888,906.91         29.83
60 months                    30             3,964,976.08          4.40
--------------------------------------------------------------------------------
Total:                      868       $    90,133,629.32        100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DESCRIPTION OF THE GROUP II MORTGAGE LOANS
--------------------------------------------------------------------------------

                            C-BASS Series 2003-CB4
            Group II Mortgage Loan Characteristics Summary Report

Summary                                                   Total     Minimum     Maximum
---------------------------------------------------------------------------------------
Aggregate Current Principal Balance              $74,533,908.95
Number of Mortgage Loans                                    473
Average Current Loan Balance                        $157,576.97   $5,845.62 $587,860.70
Average Original Loan Balance                       $161,912.92  $10,533.00 $679,000.00
(1) Weighted Average Current Combined
Loan-to-Value Ratio                                      79.21%      10.05%     110.99%
(1) Weighted Average Mortgage Interest Rate              8.103%      5.490%     15.090%
(1) (2) Weighted Average Gross Margin                    6.112%      2.000%     10.670%
(1) (2) Weighted Average Initial Periodic
Rate Cap                                                 2.062%      1.000%      3.000%
(1) (2) Weighted Average Subsequent Periodic
Rate Cap                                                 1.310%      1.000%      2.000%
(1) (2) Weighted Average Minimum Interest Rate           8.029%      0.000%     15.090%
(1) (2) Weighted Average Maximum Interest Rate          14.709%     10.000%     21.590%
(1) Weighted Average Original Term to
Maturity (months)                                           352         120         360
(1) Weighted Average Remaining Term to Stated
Maturity (months)                                           339          33         359
(1) (2) Weighted Average Term to Roll (months)               20           1          34
(1) (3) Weighted Average FICO Score                         583         415         811
---------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 97.43% of the Group II Mortgage Loans have Fico Scores.

                                                                 Percent of
                                                                Statistical
                                                              Calculation Date
                                   Range                     Principal Balance
--------------------------------------------------------------------------------
Product Type                  Fully Amortizing                    98.97%
                              Balloon Payment                      1.03%

Lien                          First                               98.55%
                              Second                               1.45%

Geographic Distribution       California                          31.47%
                              Florida                              6.96%
                              New York                             6.53%
                              Texas                                4.62%
                              Michigan                             4.36%

Largest Zip Code              80129                                1.28%
Concentration

FHA/VA Loans                                                       0.00%

Seller Financed Loans                                              1.31%

Section 32 Loans                                                   0.00%

Loans with Borrower PMI                                            1.85%

Loans with Prepayment                                             72.07%
Penalties



                              Principal Balance

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Principal Balance       of Mortgage           Balance           Mortgages
Outstanding                 Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
$1 to $50,000               104       $     3,294,935.52          4.42%
$50,001 to $100,000         115             8,340,842.61         11.19
$100,001 to $150,000         76             9,287,252.70         12.46
$150,001 to $200,000         36             6,312,972.79          8.47
$200,001 to $250,000         36             8,288,691.41         11.12
$250,001 to $300,000         20             5,479,755.46          7.35
$300,001 to $350,000         25             8,203,683.64         11.01
$350,001 to $400,000         33            12,424,595.31         16.67
$400,001 to $450,000         16             6,955,185.80          9.33
$450,001 to $500,000         11             5,358,133.01          7.19
$550,001 to $600,000          1               587,860.70          0.79
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                                  FICO Score

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
FICO Score                  Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Not Available (1)            14       $     1,914,326.31          2.57%
401 to 420                    1                28,654.12          0.04
421 to 440                    1                84,960.95          0.11
441 to 460                    1                53,347.33          0.07
461 to 480                    2               120,458.36          0.16
481 to 500                   11               809,488.47          1.09
501 to 520                   20             3,726,724.96          5.00
521 to 540                   67            12,226,679.73         16.40
541 to 560                   63            13,088,376.96         17.56
561 to 580                   70            13,947,588.46         18.71
581 to 600                   32             5,338,833.09          7.16
601 to 620                   40             5,051,886.88          6.78
621 to 640                   27             3,895,095.35          5.23
641 to 660                   39             5,630,620.35          7.55
661 to 680                   29             4,068,549.36          5.46
681 to 700                   19             1,845,953.71          2.48
701 to 720                   12             1,436,592.17          1.93
721 to 740                   12               672,526.31          0.90
741 to 760                    8               307,591.74          0.41
761 to 780                    1               125,816.12          0.17
781 to 800                    2                69,108.88          0.09
801 to 820                    2                90,729.34          0.12
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.



                            Original Term To Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Original Term              Number            Principal      the Adjustable Rate
To Maturity             of Mortgage           Balance           Mortgages
(months)                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
109 to 120                    5       $       100,849.75          0.14%
121 to 132                    3                78,634.65          0.11
157 to 168                    1                28,900.97          0.04
169 to 180                   34             2,231,146.40          2.99
229 to 240                   16             1,306,951.64          1.75
277 to 288                    1                29,243.28          0.04
301 to 312                    1                53,665.39          0.07
313 to 324                    3               147,272.49          0.20
325 to 336                    1                97,954.80          0.13
349 to 360                  408            70,459,289.58         94.53
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                     Remaining Term To Stated Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Remaining Term             Number            Principal      the Adjustable Rate
To Stated Maturity      of Mortgage           Balance           Mortgages
(months)                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
25 to 36                      1       $         5,845.62          0.01%
37 to 48                      2                42,944.89          0.06
49 to 60                      6               692,877.74          0.93
61 to 72                      1                29,691.95          0.04
73 to 84                      2                44,604.62          0.06
85 to 96                      2                49,323.48          0.07
97 to 108                     1                29,311.17          0.04
109 to 120                    7               279,490.51          0.37
133 to 144                    3                59,571.79          0.08
145 to 156                    1                42,492.56          0.06
157 to 168                    2               170,398.56          0.23
169 to 180                   18             1,102,615.41          1.48
229 to 240                   17             1,713,135.60          2.30
241 to 252                    4               513,122.43          0.69
253 to 264                    2               134,249.36          0.18
265 to 276                    3                71,066.25          0.10
277 to 288                    9               490,605.09          0.66
289 to 300                   57             4,049,557.59          5.43
301 to 312                   27             1,887,096.28          2.53
313 to 324                    7               277,080.83          0.37
325 to 336                    5               265,366.56          0.36
337 to 348                    3               506,062.50          0.68
349 to 360                  293            62,077,398.16         83.29
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                                  Property Type

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Property Type               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Single Family               392       $    60,288,478.97         80.89%
PUD                          33             8,241,374.46         11.06
2-Family                     17             2,427,255.06          3.26
Condominium                  16             2,327,797.60          3.12
High Rise Condo               1               352,085.09          0.47
4-Family                      6               330,984.09          0.44
Townhouse                     5               243,777.36          0.33
3-Family                      1               240,032.19          0.32
Vacant Land                   1                42,492.56          0.06
Mobile Home                   1                39,631.57          0.05
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                                 Occupancy

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Occupancy                   Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Primary                     433       $    70,568,182.57         94.68%
Investor                     35             3,214,536.99          4.31
Secondary                     5               751,189.39          1.01
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                                Loan Purpose

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Loan Purpose                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Equity Refinance            209       $    43,560,906.26         58.44%
Purchase                    182            19,462,134.33         26.11
Rate/Term Refinance          82            11,510,868.36         15.44
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                           Current Mortgage Loan Rate

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Current        of Mortgage           Balance           Mortgages
Mortgage Loan Rate          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
5.001% to 5.500%              1       $        49,640.12          0.07%
5.501% to 6.000%              6             1,943,842.50          2.61
6.001% to 6.500%             18             3,968,354.31          5.32
6.501% to 7.000%             44             9,000,788.60         12.08
7.001% to 7.500%             58            12,677,096.63         17.01
7.501% to 8.000%             91            16,160,273.33         21.68
8.001% to 8.500%             62            12,493,807.13         16.76
8.501% to 9.000%             40             5,269,597.02          7.07
9.001% to 9.500%             33             4,113,099.53          5.52
9.501% to 10.000%            26             2,728,926.95          3.66
10.001% to 10.500%           20             1,521,235.02          2.04
10.501% to 11.000%           15             1,410,487.46          1.89
11.001% to 11.500%            7               461,072.30          0.62
11.501% to 12.000%           13               940,102.60          1.26
12.001% to 12.500%            6               195,712.23          0.26
12.501% to 13.000%            9               393,055.09          0.53
13.001% to 13.500%            8               353,557.41          0.47
13.501% to 14.000%            5               139,564.25          0.19
14.001% to 14.500%            2               114,651.37          0.15
14.501% to 15.000%            8               563,165.49          0.76
15.001% to 15.500%            1                35,879.61          0.05
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                    Current Combined Loan-to-Value Ratio

                                                              % of Aggregate
                                                           Principal Balance of
Range of Current           Number            Principal      the Adjustable Rate
Combined                of Mortgage           Balance           Mortgages
Loan-to-Value Ratio         Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
10.01% to 20.00%              2       $        86,240.22          0.12%
20.01% to 30.00%              7               399,955.12          0.54
30.01% to 40.00%              7               526,611.08          0.71
40.01% to 50.00%             11             1,379,056.74          1.85
50.01% to 60.00%             25             3,695,854.48          4.96
60.01% to 70.00%             55             9,238,626.26         12.40
70.01% to 80.00%            133            22,995,181.62         30.85
80.01% to 90.00%            155            27,554,204.51         36.97
90.01% to 100.00%            74             8,266,158.67         11.09
100.01% to 110.00%            3               340,410.95          0.46
110.01% to 120.00%            1                51,609.30          0.07
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                               State or Territory

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
State or Territory          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
California                   94       $    23,458,135.40         31.47%
Florida                      38             5,190,958.96          6.96
New York                     27             4,868,818.12          6.53
Texas                        64             3,443,376.94          4.62
Michigan                     22             3,249,109.59          4.36
Maryland                     10             3,029,594.99          4.06
Illinois                     18             2,973,371.56          3.99
New Jersey                   16             2,732,834.47          3.67
Washington                   16             2,714,369.79          3.64
Virginia                     13             2,677,743.41          3.59
Minnesota                    11             2,341,535.22          3.14
Colorado                     12             1,927,126.59          2.59
Pennsylvania                 13             1,652,742.99          2.22
Massachusetts                 5             1,496,323.38          2.01
Utah                          8             1,244,801.57          1.67
Ohio                         15               883,129.42          1.18
North Carolina                6               873,198.15          1.17
Arizona                       8               859,647.56          1.15
Missouri                      6               828,632.62          1.11
Nevada                        7               827,196.04          1.11
Indiana                       9               825,909.02          1.11
South Carolina                6               725,793.20          0.97
Hawaii                        3               710,851.57          0.95
Nebraska                      4               670,758.79          0.90
Connecticut                   4               607,840.57          0.82
New Hampshire                 2               601,508.81          0.81
New Mexico                    1               498,996.00          0.67
Tennessee                     5               461,415.52          0.62
Alabama                       6               433,325.07          0.58
Georgia                       1               220,595.33          0.30
Oregon                        2               204,318.31          0.27
Mississippi                   1               192,538.62          0.26
Iowa                          3               187,196.83          0.25
Oklahoma                      4               181,538.43          0.24
Kansas                        4               172,664.95          0.23
Louisiana                     2               166,035.56          0.22
Arkansas                      2               119,059.75          0.16
Kentucky                      3               104,023.32          0.14
Wisconsin                     1                89,810.10          0.12
Montana                       1                87,082.43          0.12
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                             Loan Documentation

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Documentation Level         Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Stated Income               166       $    33,397,755.55         44.81%
Full Documentation          212            30,057,819.22         40.33
No Documentation             34             3,803,370.16          5.10
Missing Documentation        35             3,567,434.81          4.79
Alternate Documentation      16             2,028,469.39          2.72
Limited Documentation         9             1,595,643.93          2.14
Streamlined Documentation     1                83,415.89          0.11
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                             Performance Status

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Performance Status          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Current                     473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                          Prepayment Penalty Term

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Prepayment Penalty      of Mortgage           Balance           Mortgages
Term                        Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Prepayment Penalties     225       $    20,815,013.83         27.93%
3 months                      1               144,514.18          0.19
12 months                    24             7,695,530.37         10.32
24 months                   163            39,026,226.94         52.36
30 months                     1               176,014.44          0.24
36 months                    55             6,279,212.95          8.42
60 months                     4               397,396.24          0.53
--------------------------------------------------------------------------------
Total:                      473       $    74,533,908.95        100.00%
--------------------------------------------------------------------------------



                      Gross Margin (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of                of Mortgage           Balance           Mortgages
Gross Margins               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.501% to 2.000%              1       $        42,492.56          0.07%
2.501% to 3.000%              3               114,808.47          0.19
3.501% to 4.000%              1                82,588.78          0.14
4.001% to 4.500%              3               363,112.11          0.61
4.501% to 5.000%              3               229,282.27          0.38
5.001% to 5.500%             86            20,280,290.44         34.01
5.501% to 6.000%             59            14,155,238.49         23.74
6.001% to 6.500%             38             8,381,134.13         14.06
6.501% to 7.000%             36             7,701,760.82         12.92
7.001% to 7.500%             20             3,831,803.15          6.43
7.501% to 8.000%             10             1,541,146.27          2.58
8.001% to 8.500%              7             1,027,475.57          1.72
8.501% to 9.000%              8               748,810.43          1.26
9.001% to 9.500%              7               629,641.94          1.06
9.501% to 10.000%             3               149,745.72          0.25
10.001% to 10.500%            3               292,262.89          0.49
10.501% to 11.000%            1                58,388.85          0.10
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------



                Initial Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Initial Periodic        of Mortgage           Balance           Mortgages
Rate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------

1.000%                        8       $       698,704.25          1.17%
1.500%                      138            34,732,630.30         58.25
2.000%                       16             2,445,188.86          4.10
3.000%                      127            21,753,459.48         36.48
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------



            Subsequent Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Subsequent Periodic     of Mortgage           Balance           Mortgages
Rate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.000%                      116       $    22,740,407.20         38.14%
1.500%                      170            36,774,767.22         61.67
2.000%                        3               114,808.47          0.19
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------



                  Maximum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Maximum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Maximum Mortgage Rate      1       $        42,492.56          0.07%
9.501% to 10.000%             1               109,912.49          0.18
11.501% to 12.000%            2               814,266.12          1.37
12.001% to 12.500%            7             1,148,838.50          1.93
12.501% to 13.000%           13             3,790,253.01          6.36
13.001% to 13.500%           24             6,375,213.89         10.69
13.501% to 14.000%           29             7,482,059.49         12.55
14.001% to 14.500%           27             8,837,091.13         14.82
14.501% to 15.000%           46            11,045,424.95         18.52
15.001% to 15.500%           35             7,188,384.74         12.05
15.501% to 16.000%           28             4,325,364.62          7.25
16.001% to 16.500%           22             3,154,989.54          5.29
16.501% to 17.000%           17             2,241,876.00          3.76
17.001% to 17.500%            9               677,135.81          1.14
17.501% to 18.000%            8               931,132.16          1.56
18.001% to 18.500%            4               324,473.42          0.54
18.501% to 19.000%            3               258,271.10          0.43
19.001% to 19.500%            1                48,090.60          0.08
19.501% to 20.000%            2               131,732.49          0.22
20.001% to 20.500%            1                34,144.17          0.06
20.501% to 21.000%            1                92,222.53          0.15
21.001% to 21.500%            7               540,733.96          0.91
21.501% to 22.000%            1                35,879.61          0.06
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------



                  Minimum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Minimum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Minimum Mortgage Rate     19       $     2,768,644.83          4.64%
5.501% - 6.000%               5             1,724,502.83          2.89
6.001% - 6.500%              12             3,213,246.11          5.39
6.501% - 7.000%              27             7,038,432.81         11.80
7.001% - 7.500%              30             9,422,665.42         15.80
7.501% - 8.000%              49            12,350,580.24         20.71
8.001% - 8.500%              39             9,808,358.93         16.45
8.501% - 9.000%              25             4,132,655.72          6.93
9.001% - 9.500%              21             3,103,015.18          5.20
9.501% - 10.000%             15             2,135,832.38          3.58
10.001% - 10.500%            15             1,264,560.31          2.12
10.501% - 11.000%            10             1,133,252.66          1.90
11.001% - 11.500%             2                68,687.59          0.12
11.501% - 12.000%             6               495,662.09          0.83
12.001% - 12.500%             1                87,082.43          0.15
12.501% - 13.000%             1                48,090.60          0.08
13.001% - 13.500%             2               131,732.49          0.22
13.501% - 14.000%             1                34,144.17          0.06
14.001% - 14.500%             1                92,222.53          0.15
14.501% - 15.000%             7               540,733.96          0.91
15.001% - 15.500%             1                35,879.61          0.06
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------



             Next Loan Rate Adjustment Month (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Next Loan Rate          of Mortgage           Balance           Mortgages
Adjustment Month            Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
September 2003               15       $     1,352,992.05          2.27%
October 2003                  8               395,884.86          0.66
November 2003                18             1,493,662.45          2.50
December 2003                 7               466,616.28          0.78
January 2004                  4               182,475.45          0.31
February 2004                 8               540,222.29          0.91
November 2004                 1                41,309.98          0.07
December 2004                 2               250,836.40          0.42
January 2005                  7             1,654,130.27          2.77
February 2005                 1               189,185.03          0.32
March 2005                    6             1,255,846.04          2.11
April 2005                   22             5,515,255.54          9.25
May 2005                    162            39,003,155.47         65.41
June 2005                    17             4,344,517.57          7.29
January 2006                  6             1,686,327.47          2.83
April 2006                    1                50,053.54          0.08
May 2006                      4             1,207,512.20          2.03
--------------------------------------------------------------------------------
Total:                      289       $    59,629,982.89        100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DESCRIPTION OF THE GROUP III MORTGAGE LOANS
--------------------------------------------------------------------------------

                             C-BASS Series 2003-CB4
             Group III Mortgage Loan Characteristics Summary Report



Summary                                                   Total     Minimum     Maximum
---------------------------------------------------------------------------------------
Aggregate Current Principal Balance             $202,858,347.30
Number of Mortgage Loans                                  1,747
Average Current Loan Balance                        $116,118.12     $550.43 $407,010.47
Average Original Loan Balance                       $118,562.54  $12,500.00 $408,000.00
(1) Weighted Average Current Combined
Loan-to-Value Ratio                                      80.75%       0.98%      99.99%
(1) Weighted Average Mortgage Interest Rate              8.408%      4.000%     14.500%
(1) (2) Weighted Average Gross Margin                    6.309%      2.000%     11.500%
(1) (2) Weighted Average Initial Periodic
Rate Cap                                                 2.202%      1.000%      6.000%
(1) (2) Weighted Average Subsequent Periodic
Rate Cap                                                 1.279%      1.000%      3.000%
(1) (2) Weighted Average Minimum Interest Rate           8.379%      0.000%     14.500%
(1) (2) Weighted Average Maximum Interest Rate          15.072%     10.500%     21.000%
(1) Weighted Average Original Term to
Maturity (months)                                           354          60         364
(1) Weighted Average Remaining Term to Stated
Maturity (months)                                           340          34         360
(1) (2) Weighted Average Term to Roll (months)               19           1          52
(1) (3) Weighted Average FICO Score                         591         407         838
---------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) Adjustable Loans Only
(3) 98.28% of the Group II Mortgage Loans have Fico Scores.

                                                              Percent of
                                                             Statistical
                                                           Calculation Date
                          Range                           Principal Balance
--------------------------------------------------------------------------------
Product Type              Fully Amortizing                      99.49%
                          Balloon Payment                        0.51%

Lien                      First                                 98.66%
                          Second                                 1.34%

Geographic Distribution   California                            27.11%
                          Florida                                7.13%
                          Texas                                  6.10%
                          Michigan                               5.95%
                          Illinois                               5.51%

Largest Zip Code          91331                                  0.50%
Concentration

FHA/VA Loans                                                     0.00%

Seller Financed Loans                                            1.25%

Section 32 Loans                                                 0.00%

Loans with Borrower PMI                                          2.50%

Loans with Prepayment                                           71.28%
Penalties



                              Principal Balance

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Principal Balance       of Mortgage           Balance           Mortgages
Outstanding                 Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
$1 to $50,000               342       $    11,438,091.45          5.64%
$50,001 to $100,000         512            37,374,200.52         18.42
$100,001 to $150,000        409            50,233,956.64         24.76
$150,001 to $200,000        225            38,734,504.84         19.09
$200,001 to $250,000        140            31,302,544.63         15.43
$250,001 to $300,000         93            25,467,575.84         12.55
$300,001 to $350,000         23             7,159,592.77          3.53
$350,001 to $400,000          2               740,870.14          0.37
$400,001 to $450,000          1               407,010.47          0.20
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                                  FICO Score

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
FICO Scores                 Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Not Available (1)            34       $     3,479,924.31          1.72%
401 to 420                    1                76,912.78          0.04
421 to 440                    3               165,823.99          0.08
441 to 460                    6               439,335.02          0.22
461 to 480                   15             1,364,484.84          0.67
481 to 500                   32             2,725,320.90          1.34
501 to 520                  123            13,664,536.67          6.74
521 to 540                  261            36,057,101.30         17.77
541 to 560                  238            31,009,367.63         15.29
561 to 580                  226            27,229,995.86         13.42
581 to 600                  106            11,448,911.18          5.64
601 to 620                  120            11,209,350.98          5.53
621 to 640                  138            15,911,514.84          7.84
641 to 660                  114            12,462,891.91          6.14
661 to 680                  101            10,116,925.54          4.99
681 to 700                   79             9,358,461.77          4.61
701 to 720                   52             5,829,201.24          2.87
721 to 740                   40             4,577,711.24          2.26
741 to 760                   37             3,695,522.44          1.82
761 to 780                   15             1,510,327.85          0.74
781 to 800                    4               444,433.61          0.22
801 to 820                    1                39,849.58          0.02
821 to 840                    1                40,441.82          0.02
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.



                            Original Term To Maturity

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Original Term to        of Mortgage           Balance           Mortgages
Maturity (months)           Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
49 to 60                      1       $        12,176.73          0.01%
73 to 84                      1                 4,616.37          0.00
109 to 120                    5               173,463.42          0.09
133 to 144                    1                47,423.79          0.02
145 to 156                    1                38,153.55          0.02
169 to 180                   91             4,261,757.56          2.10
181 to 192                    1                35,017.85          0.02
229 to 240                   53             2,022,794.70          1.00
241 to 252                    1                32,324.90          0.02
253 to 264                    1                49,719.76          0.02
289 to 300                    3               428,538.11          0.21
301 to 312                    3               343,397.64          0.17
313 to 324                    2               146,102.88          0.07
337 to 348                    2                91,031.64          0.04
349 to 360                1,579           194,929,533.92         96.09
361 to 372                    2               242,294.48          0.12
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                     Remaining Term To Stated Maturity

                                                              % of Aggregate
                                                           Principal Balance of
Remaining Term             Number            Principal      the Adjustable Rate
To Stated Maturity      of Mortgage           Balance           Mortgages
(months)                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
25 to 36                      1       $         4,616.37          0.00%
37 to 48                      2                19,682.37          0.01
49 to 60                     12               985,471.11          0.49
61 to 72                      2                52,986.03          0.03
73 to 84                      1                15,897.32          0.01
85 to 96                      1                27,056.82          0.01
97 to 108                     4               121,628.23          0.06
109 to 120                   24               767,180.87          0.38
121 to 132                    6               207,469.81          0.10
133 to 144                    5               172,872.87          0.09
145 to 156                    1                27,667.63          0.01
157 to 168                    5               464,561.32          0.23
169 to 180                   42             1,894,412.99          0.93
181 to 192                    2               177,213.14          0.09
193 to 204                    2               110,966.96          0.05
205 to 216                    1                46,285.05          0.02
217 to 228                    2                63,562.46          0.03
229 to 240                   54             2,803,971.71          1.38
241 to 252                    6               834,422.18          0.41
253 to 264                    2               130,261.79          0.06
265 to 276                   11               503,366.71          0.25
277 to 288                   42             3,753,302.99          1.85
289 to 300                  222            16,366,874.78          8.07
301 to 312                   95             6,578,392.66          3.24
313 to 324                   15               712,159.09          0.35
325 to 336                   22             1,407,700.00          0.69
337 to 348                   16             1,879,584.82          0.93
349 to 360                1,149           162,728,779.22         80.22
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                               Property Type

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Property Type               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Single Family             1,402       $   160,764,216.77         79.25%
PUD                         104            14,104,840.49          6.95
2-Family                     85            11,163,122.62          5.50
Condominium                  86            10,678,529.33          5.26
3-Family                     29             2,868,845.63          1.41
4-Family                     13             1,429,586.67          0.70
Townhouse                    15               982,246.96          0.48
Manufactured                 10               702,539.60          0.35
Mobile Home                   3               164,419.23          0.08
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                                 Occupancy

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Occupancy                   Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Primary                   1,571       $   186,258,677.32         91.82%
Investor                    167            15,550,711.73          7.67
Secondary                     9             1,048,958.25          0.52
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                                Loan Purpose

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Loan Purpose                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Equity Refinance            806       $   106,463,533.86         52.48%
Purchase                    677            69,025,379.14         34.03
Rate/Term Refinance         264            27,369,434.30         13.49
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                           Current Mortgage Loan Rate

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Current        of Mortgage           Balance           Mortgages
Mortgage Loan Rate          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
3.501% to 4.000%              1       $        80,542.03          0.04%
4.001% to 4.500%              2               214,471.67          0.11
4.501% to 5.000%              2               340,811.52          0.17
5.001% to 5.500%              5               768,971.31          0.38
5.501% to 6.000%             15             2,728,164.34          1.34
6.001% to 6.500%             41             6,632,641.03          3.27
6.501% to 7.000%            100            14,400,599.63          7.10
7.001% to 7.500%            183            27,574,281.72         13.59
7.501% to 8.000%            324            43,857,310.50         21.62
8.001% to 8.500%            212            28,354,278.10         13.98
8.501% to 9.000%            233            27,614,678.92         13.61
9.001% to 9.500%            120            13,078,308.17          6.45
9.501% to 10.000%           150            14,235,142.39          7.02
10.001% to 10.500%           94             7,689,535.57          3.79
10.501% to 11.000%           75             5,687,656.12          2.80
11.001% to 11.500%           44             2,867,255.47          1.41
11.501% to 12.000%           49             2,766,595.48          1.36
12.001% to 12.500%           28             1,265,903.59          0.62
12.501% to 13.000%           26             1,034,046.42          0.51
13.001% to 13.500%           22               643,674.65          0.32
13.501% to 14.000%           13               412,279.19          0.20
14.001% to 14.500%            8               611,199.48          0.30
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                    Current Combined Loan-to-Value Ratio

                                                              % of Aggregate
                                                           Principal Balance of
Range of Current           Number            Principal      the Adjustable Rate
Combined                of Mortgage           Balance           Mortgages
Loan-to-Value Ratio         Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
0.01% to 10.00%               3       $        16,118.56          0.01%
10.01% to 20.00%              6               157,425.82          0.08
20.01% to 30.00%             18               956,942.04          0.47
30.01% to 40.00%             20             1,048,703.50          0.52
40.01% to 50.00%             37             2,993,760.45          1.48
50.01% to 60.00%             71             6,052,686.32          2.98
60.01% to 70.00%            178            19,287,154.91          9.51
70.01% to 80.00%            539            68,435,383.13         33.74
80.01% to 90.00%            622            76,365,490.48         37.64
90.01% to 100.00%           253            27,544,682.09         13.58
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                               State or Territory

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
State or Territory          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
California                  304       $    54,993,477.57         27.11%
Florida                     134            14,457,675.96          7.13
Texas                       212            12,369,440.65          6.10
Michigan                    108            12,066,289.96          5.95
Illinois                     90            11,178,605.23          5.51
New York                     56             8,155,926.46          4.02
Washington                   59             7,110,838.46          3.51
New Jersey                   42             6,267,115.05          3.09
Colorado                     49             6,216,861.85          3.06
Ohio                         60             5,083,641.11          2.51
Arizona                      56             4,532,516.07          2.23
Minnesota                    29             4,228,718.17          2.08
Pennsylvania                 55             4,224,862.55          2.08
Connecticut                  33             4,089,270.31          2.02
Oregon                       30             4,020,336.11          1.98
Virginia                     28             3,911,810.46          1.93
Missouri                     41             3,683,721.80          1.82
Maryland                     29             3,451,519.36          1.70
Georgia                      26             2,782,733.53          1.37
Nevada                       20             2,639,677.82          1.30
Massachusetts                16             2,597,526.96          1.28
Rhode Island                 20             2,440,223.96          1.20
Utah                         23             2,199,855.67          1.08
North Carolina               23             2,154,939.61          1.06
Idaho                        18             1,955,526.64          0.96
Indiana                      23             1,891,659.41          0.93
Alabama                      21             1,286,060.57          0.63
South Carolina               16             1,258,851.18          0.62
Tennessee                    16             1,251,600.76          0.62
Kansas                       12             1,125,892.04          0.56
Wisconsin                    10             1,021,756.65          0.50
Kentucky                     11             1,017,245.29          0.50
Louisiana                    13               932,076.52          0.46
Iowa                          9               841,906.69          0.42
New Mexico                    7               804,702.84          0.40
Nebraska                     10               794,879.75          0.39
Maine                         6               672,055.50          0.33
Delaware                      5               641,406.48          0.32
District of Columbia          2               312,193.48          0.15
Montana                       1               295,718.81          0.15
New Hampshire                 3               292,194.56          0.14
Oklahoma                      4               285,206.76          0.14
West Virginia                 3               273,403.85          0.13
Arkansas                      4               271,815.77          0.13
Wyoming                       3               207,121.66          0.10
Hawaii                        1               194,754.45          0.10
Vermont                       2               115,144.36          0.06
North Dakota                  1                95,837.34          0.05
South Dakota                  1                93,817.83          0.05
Mississippi                   2                67,933.43          0.03
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                               Loan Documentation

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Documentation Level         Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Stated Income               668       $    87,396,665.16         43.08%
Full Documentation          788            86,382,276.06         42.58
No Documentation             99            10,754,013.06          5.30
Missing Documentation       113             9,398,826.81          4.63
Alternate Documentation      60             6,598,113.66          3.25
Limited Documentation        12             1,683,242.07          0.83
Streamlined Documentation     7               645,210.48          0.32
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                             Performance Status

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
                        of Mortgage           Balance           Mortgages
Performance Status          Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
Current                   1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                          Prepayment Penalty Term

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Prepayment              of Mortgage           Balance           Mortgages
Penalty Term                Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Prepayment Penalties     725       $    58,254,269.42         28.72%
12 months                    59            10,361,474.95          5.11
24 months                   743           107,507,569.41         53.00
30 months                     1               188,216.92          0.09
36 months                   217            26,459,316.62         13.04
60 months                     2                87,499.98          0.04
--------------------------------------------------------------------------------
Total:                    1,747       $   202,858,347.30        100.00%
--------------------------------------------------------------------------------



                      Gross Margin (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of                of Mortgage           Balance           Mortgages
Gross Margins               Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.501% to 2.000%              1       $        87,374.58          0.05%
2.001% to 2.500%              1                31,745.85          0.02
2.501% to 3.000%              6               768,109.57          0.47
3.001% to 3.500%              2               422,282.81          0.26
3.501% to 4.000%              4               331,470.68          0.20
4.001% to 4.500%             19             2,053,944.04          1.27
4.501% to 5.000%             40             5,091,438.94          3.14
5.001% to 5.500%            263            37,996,642.48         23.41
5.501% to 6.000%            249            34,590,239.48         21.31
6.001% to 6.500%            206            26,708,012.71         16.46
6.501% to 7.000%            165            20,028,596.87         12.34
7.001% to 7.500%             99            11,007,968.40          6.78
7.501% to 8.000%             63             7,688,387.31          4.74
8.001% to 8.500%             53             6,083,236.20          3.75
8.501% to 9.000%             41             4,413,988.15          2.72
9.001% to 9.500%             22             2,309,508.55          1.42
9.501% to 10.000%            12             1,114,684.81          0.69
10.001% to 10.500%            6               603,265.96          0.37
10.501% to 11.000%            6               683,150.29          0.42
11.001% to 11.500%            2               269,685.90          0.17
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------



                Initial Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Initial Periodic        of Mortgage           Balance           Mortgages
Tate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.000%                       36       $     3,720,363.52          2.29%
1.500%                      526            78,079,409.13         48.11
2.000%                       55             5,303,465.47          3.27
3.000%                      641            75,034,769.98         46.24
5.000%                        1               113,979.63          0.07
6.000%                        1                31,745.85          0.02
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------



            Subsequent Periodic Rate Cap (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Subsequent Periodic     of Mortgage           Balance           Mortgages
Rate Cap                    Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
1.000%                      573       $    72,669,702.71         44.78%
1.500%                      680            89,063,295.64         54.88
2.000%                        6               409,891.64          0.25
3.000%                        1               140,843.59          0.09
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------



               Maximum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Maximum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
10.001% to 10.500%            1       $       100,492.04          0.06%
11.001% to 11.500%            4               533,087.73          0.33
11.501% to 12.000%           10             1,770,066.26          1.09
12.001% to 12.500%           24             3,623,077.67          2.23
12.501% to 13.000%           32             4,435,810.40          2.73
13.001% to 13.500%           49             8,208,216.99          5.06
13.501% to 14.000%          100            15,683,404.97          9.66
14.001% to 14.500%          134            21,067,089.62         12.98
14.501% to 15.000%          208            30,067,257.56         18.53
15.001% to 15.500%          158            21,241,073.25         13.09
15.501% to 16.000%          173            22,213,161.98         13.69
16.001% to 16.500%          110            11,776,670.45          7.26
16.501% to 17.000%          102             9,751,416.26          6.01
17.001% to 17.500%           68             5,529,819.54          3.41
17.501% to 18.000%           32             2,836,029.68          1.75
18.001% to 18.500%           23             1,637,081.48          1.01
18.501% to 19.000%           14               754,795.34          0.47
19.001% to 19.500%            8               485,297.61          0.30
19.501% to 20.000%            5               171,293.09          0.11
20.501% to 21.000%            5               398,591.66          0.25
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------



                  Minimum Mortgage Rate (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Range of Mimimum        of Mortgage           Balance           Mortgages
Mortgage Rates              Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
No Minimum Mortgage Rate    125       $    13,841,899.13          8.53%
2.501% - 3.000%               1                31,745.85          0.02
3.001% - 3.500%               2               401,612.71          0.25
4.001% - 4.500%               1               128,049.28          0.08
5.001% - 5.500%               3               432,495.40          0.27
5.501% - 6.000%               6             1,132,796.53          0.70
6.001% - 6.500%              27             4,554,542.72          2.81
6.501% - 7.000%              51             9,040,538.73          5.57
7.001% - 7.500%             112            20,151,316.01         12.42
7.501% - 8.000%             213            32,068,131.26         19.76
8.001% - 8.500%             158            22,563,773.55         13.90
8.501% - 9.000%             175            22,512,240.23         13.87
9.001% - 9.500%              94            10,792,357.19          6.65
9.501% - 10.000%            110            10,739,837.35          6.62
10.001% - 10.500%            69             5,822,048.50          3.59
10.501% - 11.000%            46             3,901,609.92          2.40
11.001% - 11.500%            20             1,431,338.00          0.88
11.501% - 12.000%            24             1,525,892.95          0.94
12.001% - 12.500%             8               371,242.08          0.23
12.501% - 13.000%             7               313,318.50          0.19
13.001% - 13.500%             3               128,356.03          0.08
14.001% - 14.500%             5               398,591.66          0.25
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------



             Next Loan Rate Adjustment Month (Adjustable Loans Only)

                                                              % of Aggregate
                                                           Principal Balance of
                           Number            Principal      the Adjustable Rate
Next Loan Rate          of Mortgage           Balance           Mortgages
Adjustment Month            Loans           Outstanding        Outstanding
--------------------------------------------------------------------------------
September 2003               53       $     4,168,036.76          2.57%
October 2003                 53             4,232,543.10          2.61
November 2003                85             6,452,803.95          3.98
December 2003                40             2,566,187.40          1.58
January 2004                 18             1,641,895.74          1.01
February 2004                35             3,191,655.18          1.97
March 2005                    3               484,321.35          0.30
April 2004                    2               198,075.68          0.12
June 2004                     1                79,972.90          0.05
July 2004                     1                80,542.03          0.05
August 2004                   1               187,325.48          0.12
September 2004                1                51,455.36          0.03
October 2004                  2               232,238.51          0.14
November 2004                 4               310,211.34          0.19
December 2004                 4               683,001.52          0.42
January 2005                 20             2,515,529.03          1.55
February 2005                 7               822,067.33          0.51
March 2005                   13             1,960,814.11          1.21
April 2005                  104            16,799,809.14         10.35
May 2005                    718           102,146,885.47         62.94
June 2005                    50             7,792,265.42          4.80
July 2005                     3               308,966.70          0.19
December 2005                 2               332,964.02          0.21
January 2006                  9               999,608.50          0.62
March 2006                    1                79,702.39          0.05
April 2006                    2               219,039.79          0.13
May 2006                     20             2,539,563.32          1.56
June 2006                     6             1,056,107.50          0.65
August 2006                   1                87,374.58          0.05
December 2007                 1                62,769.98          0.04
--------------------------------------------------------------------------------
Total:                    1,260       $   162,283,733.58        100.00%
--------------------------------------------------------------------------------

                             BOND SUMMARY (to Call)
                             ----------------------

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.

Class AV-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%        125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.71       4.42        2.96       2.11        1.50         1.08       0.73
Modified Duration                15.08       4.14        2.82       2.04        1.46         1.06       0.72
First Principal Payment Date   9/25/2003  9/25/2003   9/25/2003   9/25/2003  9/25/2003    9/25/2003   9/25/2003
Last Principal Payment Date    7/25/2031  3/25/2017   12/25/2012  7/25/2010  12/25/2008   7/25/2006   7/25/2005
Payment Windows (mos.)            335        163         112         83          64           35         23


Class M-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%        125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.95       8.98        6.10       4.83        4.55         4.33       2.79
Modified Duration                19.63       8.10        5.66       4.55        4.32         4.12       2.69
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   2/25/2007  6/25/2007    12/25/2007  9/25/2005
Last Principal Payment Date    7/25/2031  3/25/2017   12/25/2012  7/25/2010  12/25/2008   12/25/2007  7/25/2006
Payment Windows (mos.)            92         112          76         42          19           1          11


Class M-2
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%        125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.95       8.98        6.10       4.72        4.14         4.10       2.84
Modified Duration                17.49       7.69        5.46       4.33        3.84         3.81       2.69
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   1/25/2006  1/25/2007    4/25/2007   3/25/2006
Last Principal Payment Date    7/25/2031  3/25/2017   12/25/2012  7/25/2010  12/25/2008   12/25/2007  7/25/2006
Payment Windows (mos.)            92         112          76         45          24           9           5


Class B-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%        125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.95       8.98        6.10       4.67        3.97         3.71       2.58
Modified Duration                13.52       6.80        4.98       3.98        3.48         3.28       2.35
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   0/25/2006  11/25/2006   1/25/2007   1/25/2006
Last Principal Payment Date    7/25/2031  3/25/2017   12/25/2012  7/25/2010  12/25/2008   12/25/2007  7/25/2006
Payment Windows (mos.)            92         112          76         46          26           12          7



Class B-2
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%        125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              24.95       8.98        6.10       4.66        3.91         3.57       2.47
Modified Duration                12.88       6.56        4.81       3.85        3.34         3.09       2.19
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   9/25/2006  10/25/2006   11/25/2006  1/25/2005
Last Principal Payment Date    7/25/2031  3/25/2017   12/25/2012  7/25/2010  12/25/2008   12/25/2007  7/25/2006
Payment Windows (mos.)            92         112          76         47          27           14          9

                           BOND SUMMARY (to Maturity)

The following tables are based on assumed mortgage loan groups with different characteristics from the characteristics described in the collateral summary and tables on the preceding pages.



Class AV-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%         125%         150%      200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              17.80       4.65        3.13       2.23         1.57         1.08      0.73
Modified Duration                15.14       4.32        2.97       2.14         1.53         1.06      0.72
First Principal Payment Date   9/25/2003  9/25/2003   9/25/2003   9/25/2003   9/25/2003    9/25/2003  9/25/2003
Last Principal Payment Date    4/25/2033  1/25/2027   11/25/2020  3/25/2016   9/25/2012    7/25/2006  7/25/2005
Payment Windows (mos.)            356        281         207         151         109           35        23


Class M-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%         125%         150%      200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.14       9.81        6.75       5.32         4.96         6.19      4.11
Modified Duration                19.73       8.70        6.18       4.97         4.67         5.77      3.90
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   2/25/2007   6/25/2007    3/25/2008  9/25/2005
Last Principal Payment Date    3/25/2033  6/25/2026   9/25/2020   8/25/2016   10/25/2013   3/25/2013  6/25/2010
Payment Windows (mos.)            112        223         169         115          77           61        58


Class M-2
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%         125%         150%      200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.13       9.73        6.68       5.16         4.50         4.39      3.10
Modified Duration                17.57       8.17        5.88       4.68         4.14         4.06      2.92
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006  11/25/2006   1/25/2007    4/25/2007  3/25/2006
Last Principal Payment Date    1/25/2033  1/25/2025   4/25/2019   6/25/2015   11/25/2012   1/25/2011  9/25/2008
Payment Windows (mos.)            110        206         152         104          71           46        31


Class B-1
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%         125%         150%      200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.11       9.59        6.56       5.02         4.26         3.93      2.73
Modified Duration                13.56       7.08        5.25       4.21         3.68         3.44      2.47
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006  10/25/2006   11/25/2006   1/25/2007  1/25/2006
Last Principal Payment Date   10/25/2032  10/25/2022  5/25/2017  11/25/2013   8/25/2011    1/25/2010  1/25/2008
Payment Windows (mos.)            107        179         129         86           58           37        25


Class B-2
---------------------------------------------------------------------------------------------------------------
Percent Prepay Assumption         0%         50%         75%        100%         125%         150%       200%
---------------------------------------------------------------------------------------------------------------
Average Life (yrs.)              25.07       9.37        6.39       4.87         4.09         3.70       2.56
Modified Duration                12.91       6.71        4.95       3.97         3.45         3.18       2.26
First Principal Payment Date  12/25/2023  12/25/2007  9/25/2006   9/25/2006   10/25/2006   11/25/2006 11/25/2005
Last Principal Payment Date    6/25/2032  7/25/2020   7/25/2015   6/25/2012   7/25/2010    2/25/2009   5/25/2007
Payment Windows (mos.)            103        152         107         70           46           28         19

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2003-CB4                                     CREDIT BASED ASSET SERVICING
                                                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                                 Rate Cap Table

                                         AV-1
                                         Rate           M-1, M-2, B-1 &
Pay Date           Pay Period           Cap(1)          B-2 Rate Cap(1)
-----------------------------------------------------------------------------
Sep 2003               1                   7.24               7.06
Oct 2003               2                   7.04               6.86
Nov 2003               3                   6.83               6.67
Dec 2003               4                   7.07               6.92
Jan 2004               5                   6.86               6.73
Feb 2004               6                   6.88               6.76
Mar 2004               7                   7.38               7.26
Apr 2004               8                   6.92               6.82
May 2004               9                   7.18               7.08
Jun 2004               10                  6.94               6.87
Jul 2004               11                  7.20               7.13
Aug 2004               12                  6.99               6.92
Sep 2004               13                  6.98               6.94
Oct 2004               14                  7.25               7.20
Nov 2004               15                  7.01               6.98
Dec 2004               16                  7.28               7.23
Jan 2005               17                  7.03               7.02
Feb 2005               18                  7.07               7.05
Mar 2005               19                  7.82               7.82
Apr 2005               20                  7.10               7.08
May 2005               21                  7.33               7.34
Jun 2005               22                  7.09               7.10
Jul 2005               23                  7.38               7.37
Aug 2005               24                  7.13               7.13
Sep 2005               25                  7.13               7.14
Oct 2005               26                  7.36               7.40
Nov 2005               27                  7.18               7.17
Dec 2005               28                  7.41               7.43
Jan 2006               29                  7.17               7.19
Feb 2006               30                  7.16               7.20
Mar 2006               31                  8.17               8.28
Apr 2006               32                  7.38               7.48
May 2006               33                  7.64               7.73
Jun 2006               34                  7.39               7.49
Jul 2006               35                  7.64               7.73
Aug 2006               36                  7.39               7.48
Sep 2006               37                  7.39               7.48
Oct 2006               38                  7.64               7.73
Nov 2006               39                  7.39               7.48
Dec 2006               40                  7.64               7.73
Jan 2007               41                  7.39               7.48
Feb 2007               42                  7.39               7.48
Mar 2007               43                  8.19               8.28
Apr 2007               44                  7.39               7.48



                                           AV-1
                                           Rate         M-1, M-2, B-1 &
Pay Date          Pay Period              Cap(2)        B-2 Rate Cap(2)
-----------------------------------------------------------------------------
Sep 2003              1                    7.24              7.06
Oct 2003              2                    7.04              6.86
Nov 2003              3                    6.84              6.67
Dec 2003              4                    7.21              7.09
Jan 2004              5                    7.01              6.91
Feb 2004              6                    7.03              6.94
Mar 2004              7                    7.53              7.45
Apr 2004              8                    7.07              7.00
May 2004              9                    7.34              7.27
Jun 2004              10                   7.14              7.12
Jul 2004              11                   7.42              7.41
Aug 2004              12                   7.21              7.18
Sep 2004              13                   7.20              7.21
Oct 2004              14                   7.48              7.47
Nov 2004              15                   7.23              7.24
Dec 2004              16                   7.56              7.58
Jan 2005              17                   7.32              7.37
Feb 2005              18                   7.36              7.40
Mar 2005              19                   8.14              8.21
Apr 2005              20                   7.40              7.43
May 2005              21                   7.64              7.70
Jun 2005              22                   8.75              8.49
Jul 2005              23                   9.10              8.82
Aug 2005              24                   8.80              8.53
Sep 2005              25                   8.79              8.55
Oct 2005              26                   9.08              8.84
Nov 2005              27                   8.84              8.57
Dec 2005              28                 10.02               9.48
Jan 2006              29                   9.70              9.19
Feb 2006              30                   9.69              9.19
Mar 2006              31                 11.00              10.49
Apr 2006              32                   9.94              9.47
May 2006              33                 10.31               9.83
Jun 2006              34                 10.85              10.09
Jul 2006              35                 11.20              10.42
Aug 2006              36                 10.84              10.08
Sep 2006              37                 10.85              10.08
Oct 2006              38                 11.21              10.41
Nov 2006              39                 10.86              10.08
Dec 2006              40                 12.11              11.00
Jan 2007              41                 11.71              10.64
Feb 2007              42                 11.71              10.63
Mar 2007              43                 12.97              11.77
Apr 2007              44                 11.71              10.62

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,                    [C-BASS LOGO]
Series 2003-CB4                                     CREDIT BASED ASSET SERVICING
                                                          AND SECURITIZATION LLC
--------------------------------------------------------------------------------

                                 Rate Cap Table

                                         AV-1
                                         Rate           M-1, M-2, B-1 &
Pay Date           Pay Period           Cap(1)          B-2 Rate Cap(1)
-----------------------------------------------------------------------------
May 2007               45                  7.64               7.73
Jun 2007               46                  7.39               7.48
Jul 2007               47                  7.64               7.73
Aug 2007               48                  7.39               7.48
Sep 2007               49                  7.39               7.48
Oct 2007               50                  7.64               7.73
Nov 2007               51                  7.40               7.48
Dec 2007               52                  7.64               7.73
Jan 2008               53                  7.40               7.48
Feb 2008               54                  7.40               7.48
Mar 2008               55                  7.91               8.00
Apr 2008               56                  7.40               7.48
May 2008               57                  7.64               7.73
Jun 2008               58                  7.40               7.48
Jul 2008               59                  7.65               7.73
Aug 2008               60                  7.40               7.48
Sep 2008               61                  7.40               7.48
Oct 2008               62                  7.65               7.73
Nov 2008               63                  7.40               7.48
Dec 2008               64                  7.65               7.73
Jan 2009               65                  7.40               7.48
Feb 2009               66                  7.40               7.48
Mar 2009               67                  8.19               8.28
Apr 2009               68                  7.40               7.48
May 2009               69                  7.65               7.73
Jun 2009               70                  7.40               7.48
Jul 2009               71                  7.65               7.73
Aug 2009               72                  7.40               7.48
Sep 2009               73                  7.40               7.48
Oct 2009               74                  7.65               7.73
Nov 2009               75                  7.40               7.48
Dec 2009               76                  7.65               7.73
Jan 2010               77                  7.41               7.48
Feb 2010               78                  7.41               7.48
Mar 2010               79                  8.20               8.28
Apr 2010               80                  7.41               7.48
May 2010               81                  7.65               7.73
Jun 2010               82                  7.41               7.48
Jul 2010               83                  7.65               7.73
Aug 2010               84                     -                  -
Sep 2010               85                     -                  -


                                           AV-1
                                           Rate         M-1, M-2, B-1 &
Pay Date          Pay Period              Cap(2)        B-2 Rate Cap(2)
-----------------------------------------------------------------------------
May 2007              45                 12.12              10.98
Jun 2007              46                 12.23              10.94
Jul 2007              47                 12.63              11.30
Aug 2007              48                 12.22              10.93
Sep 2007              49                 12.23              10.92
Oct 2007              50                 12.63              11.28
Nov 2007              51                 12.23              10.92
Dec 2007              52                 12.64              11.28
Jan 2008              53                 12.23              10.90
Feb 2008              54                 12.23              10.90
Mar 2008              55                 13.06              11.64
Apr 2008              56                 12.22              10.88
May 2008              57                 12.62              11.24
Jun 2008              58                 12.21              10.87
Jul 2008              59                 12.61              11.22
Aug 2008              60                 12.20              10.85
Sep 2008              61                 12.20              10.84
Oct 2008              62                 12.60              11.19
Nov 2008              63                 12.19              10.82
Dec 2008              64                 12.59              11.18
Jan 2009              65                 12.18              10.81
Feb 2009              66                 12.17              10.80
Mar 2009              67                 13.47              11.95
Apr 2009              68                 12.16              10.78
May 2009              69                 12.56              11.13
Jun 2009              70                 12.15              10.77
Jul 2009              71                 12.55              11.12
Aug 2009              72                 12.14              10.75
Sep 2009              73                 12.14              10.74
Oct 2009              74                 12.53              11.09
Nov 2009              75                 12.13              10.73
Dec 2009              76                 12.52              11.08
Jan 2010              77                 12.12              10.71
Feb 2010              78                 12.11              10.70
Mar 2010              79                 13.40              11.84
Apr 2010              80                 12.10              10.69
May 2010              81                 12.50              11.03
Jun 2010              82                 12.09              10.67
Jul 2010              83                 12.49              11.02
Aug 2010              84                 12.08              10.65
Sep 2010              85                     -                 -

(1) Assumes that the 6 month LIBOR remains at 1.19% and run at the pricing speed to call.

(2) Assumes that the 6 month LIBOR instantaneously increases to a rate of 20.00% and run at the pricing speed to call.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.